                                                                   Exhibit 10.41

                          CONSTRUCTION LOAN AGREEMENT


                                    between

                 ACF Investment Corp., a Delaware corporation

                                      and

                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                         Executed as of June 29, 2001

                          CONSTRUCTION LOAN AGREEMENT

THIS CONSTRUCTION LOAN AGREEMENT ("Agreement") is executed June 29, 2001, by and between ACF Investment Corp., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender").

                                   RECITALS
                                   --------

A.   Borrower owns or will own certain real property described in Exhibit A
                                                                  ---------
     hereto ("Property").

B. Borrower proposes to construct on the Property certain improvements consisting of: 247,187 sq ft, three story office building together with all appurtenances, fixtures, and tenant improvements now or hereafter located on the Property ("Improvements"). The Improvements shall be constructed in accordance with plans and specifications which Borrower has heretofore, or will hereafter deliver to Lender, as amended in order to comply with the terms and conditions of this Agreement ("Plans and Specifications"). Borrower has requested from Lender a loan for the purpose of such construction.

NOW, THEREFORE, Borrower and Lender agree as follows:


                             ARTICLE 1. DEFINITIONS

     1.1  DEFINED TERMS. The following capitalized terms generally used in this
          -------------
          Agreement shall have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement are defined in such sections.

          "Account" - means an account with Lender, account number 4950040360,
           -------
          in the name of Borrower or Borrower's designee into which Loan proceeds will be deposited.

          "ADA" - means the Americans with Disabilities Act, 42 U.S.C. (SS)
           ---
          12101, et. seq. as now or hereafter amended or modified.

          "Affidavit of Commencement" - shall have the meaning ascribed to such
           -------------------------
          term in that certain Section entitled Commencement of Construction.
                                                ----------------------------

          "Affidavit of Completion" - shall have the meaning ascribed to such
           -----------------------
          term in that certain Section entitled Completion of Construction.
                                                --------------------------

          "Agreement" - shall have the meaning ascribed to such term in the
           ---------
          preamble hereto.

          "Architect" - means Carter & Burgess, Inc.
           ---------

          "Architect's Agreement" - means that certain agreement dated September
           ---------------------
          18, 2000, by and between Borrower and Architect.

          "Bankruptcy Code" - means the Bankruptcy Reform Act of 1978 (11 USC
          (S) 101-1330) as now or hereafter amended or recodified.

          "Borrower" - means ACF Investment Corp., a Delaware corporation.
           --------

          "Borrower's Funds" - means all funds of Borrower deposited with Lender
           ----------------
          pursuant to the terms and conditions of this Agreement.

          "Borrower's Funds Account" - means the account with Lender into which
           ------------------------
          all funds deposited with Lender pursuant to this Agreement shall be placed.

          "Business Day" - means a day of the week (but not a Saturday, Sunday
           ------------
          or holiday) on which the offices of Lender are open to the public for carrying on substantially all of Lender's business functions. Unless specifically referenced in this Agreement as a Business Day, all references to "days" shall be to calendar days.

          "Completion Date" - means October 1, 2002, the date by which
           ---------------
          construction of the Improvements must be complete.

          "Construction Agreements" - means those certain agreements to
           -----------------------
          construct the Improvements dated February 5, 2001, March 29, 2001 and May 10, 2001, between Borrower and Contractor.

          "Contractor" - means Hensel Phelps Construction Co.; R. J. Miller &
           ----------
          Associates and North Haven Gardens/Valley Crest.

         "Deed of Trust" - means that certain Construction Deed of Trust with
          -------------
         Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith executed by ACF Investment Corp., a Delaware Corporation, as Grantor, to Stephen C. Melton, as Trustee, for the benefit of Lender, as Beneficiary, as hereafter amended, supplemented, replaced or modified.

         "Default" - shall have the meaning ascribed to such term in that
          -------
         certain Section entitled Default.
                                  -------

         "Effective Date" - means the date that the Loan Documents are
          --------------
         unconditionally executed and delivered by Borrower and Lender.

         "First Extended Maturity Date" - means November 1, 2005.
          ----------------------------

         "First Option to Extend" - means Borrower's option, subject to the
          ----------------------
         terms and conditions of that certain Section entitled First Option to
                                                               ---------------
         Extend, to the term of the Loan from the Maturity Date to the First
         ------
         Extended Maturity Date.

         "Gross Operating Income" - Intentionally omitted.
          ----------------------

         "Guarantor" - means AmeriCredit Financial Services, Inc., a Delaware
          ---------
         corporation and AmeriCredit Corp., a Texas corporation (collectively or severally as the context thereof may suggest or require).

         "Hazardous Materials" - shall have the meaning ascribed to such term
          -------------------
         in that certain Section entitled Hazardous Materials
                                          -------------------

         "Hazardous Materials Claims" - shall have the meaning ascribed to such
          --------------------------
         term in that certain Section entitled Hazardous Materials Claims
                                               --------------------------

         "Hazardous Materials Laws" - shall have the meaning ascribed to such
          ------------------------
         term in that certain Section entitled Hazardous Materials Laws
                                               ------------------------

         "Improvements" - shall have the meaning ascribed to such term in
          ------------
         Recital B.

         "Indemnitor" - means AmeriCredit Financial Services, Inc., a Delaware
          ----------
         corporation, and any other person or entity who, or which, in any manner, is or becomes obligated to Lender under any indemnity now or hereafter executed in connection with respect to the Loan (collectively or severally as the context thereof may suggest or require).

         "Indebtedness" - means all principal, interest and other charges
          ------------
         payable by Borrower to Lender pursuant to the Note and all other sums which may become payable by Borrower to Lender pursuant to the other Loan Documents.

         "Lender" - means WELLS FARGO BANK, NATIONAL ASSOCIATION.
          ------

         "Loan" - means the principal sum that Lender agrees to lend and
          ----
         Borrower agrees to borrow pursuant to the terms and conditions of this
         Agreement: Twenty Four Million Seven Hundred Eighty Thousand and OO/lOOths Dollars ($24,780,000.00).

         "Loan Documents" - means those documents, as hereafter amended,
          --------------
         supplemented, replaced or modified, properly executed and in recordable form, if necessary, listed in Exhibit B as Loan Documents.
                                       ---------

         "Loan-to-Value Percentage" - shall have the meaning ascribed to such
          ------------------------
         term in that certain Section entitled Appraisal Requirement
                                               ---------------------

         "Maturity Date" - means November 1, 2002.
          -------------

         "Maximum Lawful Rate" - shall have the meaning ascribed to such term
          -------------------
         in that certain Section entitled Interest Provisions
                                          -------------------

         "Non-Borrower Grantor" - not applicable.
          --------------------

         "Note" - means that certain Promissory Note of even date herewith, in
          ----
         the original principal amount of the Loan, executed by Borrower and payable to the order of Lender, as hereafter amended, supplemented, replaced or modified.

         "Operating Statement" - Intentionally omitted.
          -------------------

         "Other Related Documents" - means those documents, as hereafter
          -----------------------
         amended, supplemented, replaced or modified from time to time, properly executed and in recordable form, if necessary, listed in Exhibit B as
                                                                  ---------
         Other Related Documents.

      "Participant" - shall have the meaning ascribed to such term in that
       -----------
      certain Section entitled Loan Sales and Participations; Disclosure of
                               --------------------------------------------
      Information.
      -----------

      "Permanent Financing Commitment" - means financing to be provided by
       ------------------------------
      Permanent Lender in a principal amount not less than $24,780,000.00.

      "Permanent Lender" - means Wells Fargo Bank, Commercial Banking Group,
       ----------------
      Fort Worth, Texas.

      "Permitted Operating Expenses" - Intentionally omitted.
       ----------------------------

      "Plans and Specifications" - shall have the meaning ascribed to such term
       ------------------------
      in Recital B.

      "Prime Rate" - means a base rate of interest which Lender establishes from
       ----------
      time to time and which serves as the basis upon which the effective rates of interest are calculated for those loans making reference thereto. Any change in an effective rate due to a change in the Prime Rate shall become effective on the day each such change is announced within Lender.

      "Property" - shall have the meaning ascribed to such term in Recital A.
       --------

      "Set Aside Letter" - not applicable.
       ----------------

      "Subdivision Map" - shall have the meaning ascribed to such term in that
       ---------------
      certain Section entitled Subdivision Maps.
                               ----------------

      "Title Company" - means Chicago Title Insurance Company.
       -------------

      "Title Policy" - means the standard Texas promulgated form of Mortgagee
       ------------
      Policy of Title Insurance as issued by Chicago Title Insurance Company.

1.2  EXHIBITS INCORPORATED. Exhibits A, B, C, D, E and F, all attached hereto,
     ---------------------  ----------------------------
     are hereby incorporated into this Agreement.


                                 ARTICLE 2. LOAN

2.1  LOAN. By and subject to the terms of this Agreement, Lender agrees to lend
     ----
     to Borrower and Borrower agrees to borrow from Lender the principal sum of Twenty Four Million Seven Hundred Eighty Thousand and 00/100ths Dollars ($24,780,000.00), said sum to be evidenced by the Note of even date herewith. The Note shall be secured, in part, by the Deed of Trust, of even date herewith, encumbering certain real property and improvements as legally defined therein. Amounts disbursed to or on behalf of Borrower pursuant to the Note shall be used to finance the construction of the Property and Improvements and for such other purposes and uses as may be permitted under this Agreement and the other Loan Documents.

2.2  LOAN FEE. Borrower shall pay to Lender, at Loan closing, a loan fee in the
     --------
     amount of $178,800.00, of which $61,950.00 has been prepaid by Borrower.

2.3  UNDERWRITING AND DOCUMENTATION FEE. Borrower shall pay to Lender, at Loan
     ----------------------------------
     closing, an underwriting and documentation fee in the amount of $69,000.00, of which $8,240.00 will be applied to the cost of the costing and inspections fees.

2.4  LOAN DOCUMENTS. Borrower shall deliver to Lender concurrently with this
     --------------
     Agreement each of the documents, properly executed and in recordable form, as applicable, described in Exhibit B as Loan Documents, together with
                                 ---------
     those documents described in Exhibit B as Other Related Documents.
                                  ---------

2.5  EFFECTIVE DATE. The date of the Loan Documents is for reference purposes
     --------------
     only. The Effective Date of the parties' obligations under this Agreement and the other Loan Documents shall be the date that the Loan Documents are unconditionally executed and delivered by Borrower and Lender, and Borrowers and Lender's rights and obligations under the Loan Documents shall not be effective until the Effective Date.

2.6  MATURITY DATE. The Maturity Date of the Loan shall be November 1, 2002, at
     -------------
     which time all sums due and owing under this Agreement and the other Loan Documents shall be repaid in full, provided, however, if Borrower is in compliance on such date with Section entitled First Option to Extend, of this Agreement and with all obligations of Borrower under the documents, the Maturity Date will be the First Extended Maturity Date. All payments due to Lender under this Agreement, whether at the Maturity Date or otherwise, shall be paid in immediately available funds.

2.7  CREDIT FOR PRINCIPAL PAYMENTS. Any payment made upon the outstanding
     -----------------------------
     principal balance of the Loan shall be credited as of the Business Day received, provided such payment is received by Lender no later than 1:00 P.M. (Central Time) and constitutes immediately available funds.

--------------------------------------------------------------------------------

     Any principal payment received after said time or which does not constitute immediately available funds shall be credited upon such funds having become unconditionally and immediately available to Lender.

2.8  APPRAISAL REQUIREMENT. Up to and including the Maturity Date, but no more
     ---------------------
     than annually, at Borrower's expense, Lender may require a written appraisal prepared in conformance with the requirements of the Comptroller of the Currency confirming to the satisfaction of Lender that the Loan amount as a percentage of the fair market value of the Property and Improvements (after adjustment for senior liens and regular and special taxes and assessments) does not exceed sixty five percent (65%) ("Loan-to-Value Percentage"); provided, however, in the event such fair
                                   -----------------
     market value is not adequate to meet the required Loan-to-Value Percentage, then Borrower shall, within thirty (30) days after written demand from Lender, pay down the outstanding principal balance of the Loan such that said required Loan-to-Value Percentage may be met. The valuation date of such appraisal shall be within thirty (30) days of Lender's request. Any principal balance reduction shall reduce Lender's commitment by a like amount.

2.9  APPRAISAL REQUIREMENT. (permanent phase) Upon Borrower's acceptance of the
     ---------------------
     First Option to Extend and at Borrower's expense, Lender will require, within ninety (90) days prior to the First Option to Extend and no more than annually thereafter, a written appraisal prepared in conformance with the requirements of the Comptroller of the Currency confirming to the satisfaction of Lender that the Loan amount as a percentage of the fair market value of the Property and Improvements (after adjustment for senior liens and regular and special taxes and assessments) does not exceed seventy percent (70%) ("Loan-to-Value Percentage"); provided, however, in
                                                         --------  -------
     the event such fair market value is not adequate to meet the required Loan-to-Value Percentage, then Borrower shall, within thirty (30) days after written demand from Lender, pay down the outstanding principal balance of the Loan such that said required Loan-to-Value Percentage may be met. The valuation date of such appraisal shall be within thirty (30) days of Lender's request. Any principal balance reduction shall reduce Lender's commitment by a like amount.

2.10 FULL REPAYMENT AND RELEASE OF LIEN. Upon receipt of all sums owing and
     ----------------------------------
     outstanding under the Loan Documents, Lender shall issue a full release of lien covering the Property and Improvements from the lien of the Deed of Trust; provided, however, that all of the following conditions shall be satisfied at the time of, and with respect to, such release of lien:
     (a) Lender shall have received all escrow, closing and recording costs, the costs of preparing and delivering such release of lien and any sums then due and payable under the Loan Documents; and (b) Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, governmental agency or any other party in connection with the Loan and/or the Property and Improvements. Lender's obligation to make further disbursements under the Loan shall terminate as to any portion of the Loan undisbursed as of the date of issuance of such full release of lien, and any commitment of Lender to lend any undisbursed portion of the Loan shall be canceled.

2.11 FIRST OPTION TO EXTEND. Borrower shall have the option to extend the term
     ----------------------
     of the Loan from the Maturity Date (for purposes of this Section, "Original Maturity Date") to the First Extended Maturity Date, upon satisfaction of each of the following conditions precedent:

     (a) As of the Original Maturity Date, no Default shall have occurred and be continuing, and no event or condition which, with the giving of notice or the passage of time or both, would constitute a Default shall have occurred and be continuing, and Borrower shall so certify in writing;

     (b) Borrower shall execute or cause the execution of all documents reasonably required by Lender to exercise the First Option to Extend and shall deliver to Lender, at Borrower's sole cost and expense, such title insurance endorsements reasonably required by Lender;

     (c) There shall have occurred no material adverse change, as determined by Lender in its sole discretion, in the financial condition of Borrower, any Guarantor, AmeriCredit Corp. or other person or entity in any manner obligated to Lender under the Loan Documents from that which existed on the Effective Date;

     (d) Borrower shall have provided Lender final certificate of occupancy together with such other governmental or regulatory permits, licenses and approvals as are required or necessary for the use, occupancy, and operation of the Improvements;

     (e) Borrower shall provide Lender a Certificate of Completion or equivalent indicating that the Improvements are 100% completed in accordance with the Plans and Specifications approved by Lender pursuant to the Building Loan Agreement. Lender shall have received an inspection report from its consultant confirming such completion;

     (f) Lender shall have received a lien free Down-Date Endorsement pursuant to Procedural Rule P-9b(4), and other endorsements amending the mechanic's and materialmen's lien coverage and, if applicable, deleting the pending disbursements clause pursuant to Procedural Rule P-8b(2), and if applicable, a Form T38 Endorsement pursuant to procedural Rule P-9b(3) to the Title Policy in form and content satisfactory to Lender;

     (g) Lender shall have received from Borrower a full and unconditional written release executed by any governmental authority, surety, or other person or entity to which Lender has issued a set aside letter or which beneficiary under any letter of credit that Lender has issued with respect to or in connection with the Loan;

     (h) Borrower shall provide Lender with all lease agreements. All leases, except for intercompany leases, shall require Lender's approval;

     (i) Borrower shall provide evidence to Lender of updates to any other consultant's reports, including but not limited to environmental reports and receipt of an "as built" survey of the Property;

          Except as modified by this First Option to Extend, the terms and conditions of this Agreement and the other Loan Documents as modified and approved by Lender shall remain unmodified and in full force and effect.


                              ARTICLE 3. DISBURSEMENT

3.1  CONDITIONS PRECEDENT. Lender's obligation to make any disbursements or take
     --------------------
     any other action under the Loan Documents shall be subject at all times to satisfaction of each of the following conditions precedent and those certain conditions and requirements as set forth in Disbursement Plan, Exhibit D:

     (a) There shall exist no Default, as defined in this Agreement, or Default as defined in any of the other Loan Documents or in the Other Related Documents, or event, omission or failure of condition which would constitute a Default after notice or lapse of time, or both; and

     (b) Any undisbursed Loan funds together with all sums, if any, to be provided by Borrower as shown in Exhibit C shall be at all times equal
                                           ---------
          to or greater than the amount which Lender from time to time determines necessary to: (i) pay, through completion, all costs of development, construction, marketing and sale or leasing of the Property and Improvements in accordance with the Loan Documents; (ii) pay all sums which may accrue under the Loan Documents prior to repayment of the Loan; and (iii) enable Borrower to perform and satisfy all of the covenants of Borrower contained in the Loan Documents. If Lender determines at any time that the undisbursed Loan funds are insufficient for said purposes, Borrower shall deposit the amount of such deficiency in the Borrower's Funds Account within seven
          (7) days of Lender's written demand; and

     (c) Lender shall have received all Loan Documents, other documents, instruments, policies, and forms of evidence or other materials requested by Lender under the terms of this Agreement or any of the other Loan Documents;

     (d) Lender shall have received and approved in form and substance satisfactory to Lender: (i) a soils report for the Property and Improvements; (ii) an environmental questionnaire and environmental site assessment with respect to the presence, if any, of Hazardous Materials on the Property and Improvements; (iii) two sets of the Plans and Specifications, certified as complete by the Architect, together with evidence of all necessary or appropriate approvals of governmental agencies; (iv) copies of all agreements which are material to completion of the Improvements; (v) copies of all building permits and similar permits, licenses, approvals, development agreements and other authorizations of governmental agencies required in connection with the development of the Property and Improvements; and (vi) copies of any initial study, negative declaration, mitigated negative declaration, environmental impact report, notice of determination or notice of exemption prepared, adopted, certified or filed by or with any governmental agency in connection with the Property and Improvements;

     (e) Lender shall have received, within sixty (60) days of closing, evidence satisfactory to Lender that the soils engineer and the civil engineer has submitted written confirmation that the agreed changes in the sub grade preparation, increased jointing and the increased reinforcement are consistent with the soils report findings and recommendations and that the substitutions will not lead to a significant decrease in the useful life of the paved areas or a material increase in future maintenance requirements.

     (f) Lender shall have received fully executed subordinations in form and substance acceptable to Lender, from Hensel Phelps Construction Co., R.J. Miller & Associates and North Haven Gardens/Valley Crest which will subordinate their lien rights to Lender's Deed of Trust.

3.2  ACCOUNT, PLEDGE AND ASSIGNMENT, AND DISBURSEMENT AUTHORIZATION. The
     --------------------------------------------------------------
     proceeds of the Loan and Borrower's Funds, when qualified for disbursement, shall be deposited into the Account or otherwise disbursed to or for the benefit or account of Borrower under the terms of this Agreement; provided,
                                                                       --------
     however, that any direct disbursements from the Loan which are made by
     -------
     means of wire transfer, shall be subject to the provisions of any funds transfer agreement which is identified in Exhibit B hereto. Disbursements
                                               ---------
     hereunder may be made by Lender upon the written request of the following persons: Daniel Berce or Preston Miller or Beth Sorensen or James Fehleison, who have been authorized by Borrower to request such disbursements until such time as written notice of Borrower's revocation of such authority is received by Lender at the address shown in Exhibit D. As
                                                                  ---------
     additional security for Borrower's performance under the Loan Documents, Borrower hereby irrevocably pledges and assigns to Lender all monies at any time deposited in the Account.

3.3  BORROWER'S FUNDS ACCOUNT, PLEDGE AND ASSIGNMENT. Except as otherwise
     -----------------------------------------------
     provided in this Agreement and in section 3.1 (b), all of the Borrower's Funds which are deposited with Lender, at Lender's request, by Borrower as shown in Exhibit C, or any other provision of the Loan Documents, shall be
              ---------
     placed in the Borrower's Funds Account with, and controlled by, Lender for disbursement under this Agreement. As additional security for Borrower's performance under the Loan Documents, Borrower hereby irrevocably pledges and assigns to Lender all monies at any time deposited in the Borrower's Funds Account.

3.4  LOAN DISBURSEMENTS. Subject to the conditions set forth in Section 3.1, the
     ------------------
     proceeds of the Loan and Borrower's Funds shall be disbursed in accordance with the terms and conditions of Exhibit D. Disbursements made after the
                                      ---------
     deposit of Borrower's Funds shall be made first from the Borrower's Funds Account until depleted. All disbursements shall be held by Borrower in trust and applied by Borrower solely for the purposes for which the funds have been disbursed. Lender has no obligation to monitor or determine Borrower's use or application of the disbursements.


                              ARTICLE 4. CONSTRUCTION

4.1  COMMENCEMENT OF CONSTRUCTION. Borrower has commenced construction of the
     ----------------------------
     Improvements. Borrower shall execute and cause the Contractor to execute and shall file in Real Property Records of the county in which the Property is located, an affidavit ("Affidavit of Commencement"), in the form attached as Exhibit E or otherwise satisfactory to Lender.
                 ---------

4.2  COMPLETION OF CONSTRUCTION. Borrower shall complete construction of the
     --------------------------
     Improvements on or before the Completion Date. Within ten (10) days after the construction of the Improvements has been completed, Borrower shall execute and file in the Real Property Records of the county in which the Property is located, an affidavit ("Affidavit of Completion") in the form attached as Exhibit F or otherwise satisfactory to Lender.
                 ---------

4.3  FORCE MAJEURE. The time within which construction of the Improvements must
     -------------
     be completed shall be extended for a period of time equal to the period of any delay directly affecting construction which is caused by fire, earthquake or other acts of God, strike, lockout, acts of public enemy, riot, insurrection, or governmental regulation of the sale or transportation of materials, supplies or labor; provided, however, that
                                                     --------  -------
     Borrower shall furnish Lender with written notice satisfactory to Lender evidencing any such delay within ten (10) days from the occurrence of any such delay. In no event shall the time for completion of the Improvements be extended beyond the Maturity Date or more than sixty (60) days beyond the Completion Date.

4.4  CONSTRUCTION AGREEMENT. Borrower and Contractor have entered into the
     ----------------------
     Construction Agreement pursuant to the terms and conditions of which Contractor is to construct the Improvements. Borrower shall require Contractor to perform in accordance with the terms of the Construction Agreement and shall not amend, modify or alter the responsibilities of Contractor under the Construction Agreement without Lender's prior written consent. Borrower shall execute, upon Lender's request, an assignment of Borrower's rights under the Construction Agreement to Lender as security for Borrower's obligations under this Agreement and the other Loan Documents and shall cause the Contractor to consent to any such assignment.

4.5  ARCHITECT'S AGREEMENT. Borrower and Architect have entered into the
     ---------------------
     Architect's Agreement, pursuant to which Architect is to design the Improvements. Borrower shall require Architect to perform in accordance with the terms of the Architect's Agreement and shall not amend, modify or alter the responsibilities of Architect under the Architect's Agreement without Lender's prior written consent. Upon Lender's request, Borrower shall execute an assignment of the Architect's Agreement and the Plans and Specifications to Lender as additional security for Borrower's performance under this Agreement and the other Loan Documents and shall cause the Architect to consent to any such assignment.

4.6  PLANS AND SPECIFICATIONS.
     ------------------------

     (a)  Changes; Lender Consent. Except as otherwise provided in this
          -----------------------
          Agreement, Borrower shall not make any changes in the Plans and Specifications without Lender's prior written consent if such change:
          (i) constitutes a material change in the building material or equipment specifications, or in the architectural or structural design, value or quality of any of the Improvements; (ii) would result in an increase of construction costs (hard costs) in excess of: (a) Four Hundred Thousand and 00/100ths Dollars ($400,000.00) for any single change or in excess of Four Hundred Thousand and 00/100ths Dollars ($400,000.00) for all such changes, with regards to the construction agreement with Hensel Phelps Construction Co. and (b) Twenty Five Thousand and 00/100ths Dollars ($25,000.00) for any single change or in excess of One Hundred Thousand and 00/100ths Dollars ($100,000.00) for all such changes, with regards to the construction agreements with R.J. Miller 8 Associates and North Haven Gardens/Valley Crest; (iii) would affect the structural integrity, quality of building materials, or overall efficiency of operating systems of the Improvements; or (iv) requires the approval of Permanent Lender. Without limiting the above, Lender agrees that Borrower may make minor changes in the Plans and Specifications without Lender's prior written consent, provided that such changes do not violate any of the conditions specified herein. Borrower shall at all times maintain, for inspection by Lender, a full set of working drawings of the Improvements.

     (b)  Changes; Submission Requirements. Borrower shall submit any proposed
          --------------------------------
          change in the Plans and Specifications to Lender at least ten (10) days prior to the commencement of construction relating to such proposed change whether or not such change is subject to Lender's consent. Requests for any change which requires consent shall be accompanied by working drawings and a written description of the proposed change, submitted on a change order form acceptable to Lender, signed by Borrower and, if required by Lender, also by the Architect and the Contractor. At its option, Lender may require Borrower to provide: (i) evidence satisfactory to Lender of the cost and time necessary to complete the proposed change; (ii) a deposit in the amount of any increased costs into Borrower's Funds Account; and
          (iii) a complete set of "as built" Plans and Specifications for the completed Improvements.

     (c)  Consent Process. Borrower acknowledges that Lender's review of any
          ---------------
          changes and required consent may result in delays in construction and hereby consents to any such delays. Such consent shall not unreasonably delay construction.

     (d)  Final Plans and Specifications. Upon completion of the Improvements,
          ------------------------------
          Borrower shall deliver to Lender within ten (10) days a set of final Plans and Specifications.

4.7  CONTRACTOR/CONSTRUCTION INFORMATION. Within ten (10) days of Lender's
     -----------------------------------
     written request, Borrower shall deliver to Lender from time to time in a form acceptable to Lender: (a) a list detailing the name, address and phone number of each contractor, subcontractor and material supplier to be employed or used for construction of the Improvements together with the dollar amount, including changes, if any, of each contract and subcontract, and the portion thereof, if any, paid through the date of such list; (b) copies of each contract and subcontract identified in such list, including any changes thereto; (c) a cost breakdown of the projected total cost of constructing the Improvements, and that portion, if any, of each cost item which has been incurred; and (d) a construction progress schedule detailing the progress of construction and the projected sequencing and completion time for uncompleted work, all as of the date of such schedule.

     Borrower agrees that Lender may disapprove any contractor, subcontractor or material supplier which, in Lenders good faith determination, is deemed financially or otherwise unqualified; provided, however, that the absence
                                           --------  -------
     of any such disapproval shall not constitute a warranty or representation of qualification by Lender. Lender may contact any such contractor, subcontractor or material supplier to discuss the course of construction.

4.8  PROHIBITED CONTRACTS. Without Lender's prior written consent, Borrower
     --------------------
     shall not contract for any materials, furnishings, equipment, fixtures or other parts or components of the Improvements, if any third party shall retain any ownership interest (other than lien rights created by operation of law) in such items after their delivery to the Property and Improvements. Borrower shall have five (5) days to effect the removal of any such retained interest.

4.9  LIENS AND NOTICES. If a lien affidavit is recorded or a notice of claim for
     -----------------
     unpaid work, materials or specially fabricated items or a notice of a contractual retainage claim is given to the Borrower or Contractor which affects the Property or Improvements, Borrower shall, within twenty (20) calendar days of such recording or receipt of such notice or within five
     (5) calendar days of Lender's demand, whichever occurs first: (a) pay and discharge the lien claim; (b) effect the release thereof by recording or delivering to Lender a surety bond in sufficient form and amount; or (c) provide Lender with other assurances which Lender deems, in its sole discretion, to be satisfactory for the payment of such lien claim and for the full and continuous protection of Lender from the effect of such lien claim.

     4.10 CONSTRUCTION RESPONSIBILITIES. Borrower shall construct the
          -----------------------------
          Improvements in a workmanlike manner according to the Plans and Specifications and the recommendations of any soils or engineering report approved by Lender. Borrower shall comply with all applicable laws, ordinances, rules, regulations, building restrictions, recorded covenants and restrictions, and requirements of all regulatory authorities having jurisdiction over the Property or Improvements. Borrower shall be solely responsible for all aspects of Borrower's business and conduct in connection with the Property and Improvements, including, without limitation, for the quality and suitability of the Plans and Specifications and their compliance with all governmental requirements, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, material suppliers, consultants and property managers, and the accuracy of all applications for payment and the proper application of all disbursements. Lender is not obligated to supervise, inspect or inform Borrower or any third party of any aspect of the construction of the Improvements or any other matter referred to above.

     4.11 ASSESSMENTS AND COMMUNITY FACILITIES DISTRICTS. Without Lender's prior
          ----------------------------------------------
          written consent, Borrower shall not cause or suffer to become effective or otherwise consent to the formation of any assessment district or community facilities district which includes all or any part of the Property and Improvements pursuant to: (a) contractual agreements among property owners and/or other governmental or quasi-governmental agencies or political subdivisions or districts, or other entity providing such community facilities; or (b) any state, county or municipal ordinance, law, regulation or statute. Nor shall Borrower cause or otherwise consent to the levying of special taxes or assessments against the Property and Improvements by any such assessment district or community facilities district,

     4.12 DELAY. Borrower shall promptly notify Lender in writing of any event
          -----
          causing delay or interruption of construction, or the timely completion of construction. The notice shall specify the particular work delayed, and the cause and period of each delay.

     4.13 INSPECTIONS. Lender shall have the right to enter upon the Property at
          -----------
          all reasonable times to inspect the Improvements and the construction work to verify information disclosed or required pursuant to this Agreement. Any inspection or review of the Improvements by Lender is solely to determine whether Borrower is properly discharging its obligations to Lender and may not be relied upon by Borrower or by any third party as a representation or warranty of compliance with this Agreement or any other agreement. Lender owes no duty of care to Borrower or any third party to protect against, or to inform Borrower or any third party of, any negligent, faulty, inadequate or defective design or construction of the Improvements as determined by Lender.

     4.14 SURVEYS. Upon Lender's written request, Borrower shall promptly
          -------
          deliver to Lender: (a) a perimeter survey of the Property; (b) upon completion of the foundations of the Improvements, a survey showing the location of the Improvements on the Property and confirming that the Improvements are located entirely within the Property and do not encroach upon any easement, or breach or violate any governmental requirement; and (c) upon completion of the Improvements, an as-built survey acceptable to a title insurer for purposes of issuing a standard Texas promulgated form of mortgagee policy of title insurance. All such surveys shall be performed and certified by a licensed engineer or surveyor acceptable to the insurer and shall be in accordance with a Category 1A. Condition II survey pursuant to the most recent edition of the Manual of Practice for Land Surveying in the State of Texas, published by the Texas Society of Professional Surveyors.

     4.15 BONDS. Within five (5) calendar days of Lender's written request,
          -----
          Borrower shall deliver to Lender a dual obligee performance bond and a labor and material payment bond in form, substance and amount acceptable to Lender. If requested by Lender, Borrower shall record said labor and material payment bond and the Construction Agreement (or memorandum thereof), as required by applicable law, in the Real Property Records of the county where the Property and Improvements are located.


                              ARTICLE 5. INSURANCE

Borrower shall, while any obligation of Borrower or any Guarantor under any Loan Document remains outstanding, maintain at Borrowers sole expense, with licensed insurers approved by Lender, the following policies of insurance in form and substance satisfactory to Lender:

     5.1  TITLE INSURANCE. A Title Policy, together with any endorsements which
          ---------------
          Lender may require, insuring Lender, in the principal amount of the Loan, of the validity and the priority of the lien of the Deed of Trust upon the Property and Improvements, subject only to matters approved by Lender in writing. During the term of the Loan, Borrower shall deliver to Lender, within five (5) days of Lenders written request, such other endorsements to the Title Policy as Lender may require.

     5.2  PROPERTY INSURANCE. A Builders Risk Completed Value Hazard Insurance
          ------------------
          policy, including, without limitation, such endorsements as Lender may require, insuring Lender against damage to the Property and Improvements in an amount acceptable to Lender. Lender shall be named on the policy under a Lender's Loss Payable Endorsement and Standard Mortgage Clause Endorsement (in forms acceptable to Lender).

     5.3  FLOOD HAZARD INSURANCE. A policy of flood insurance, as required by
          ----------------------
          applicable governmental regulations, or as deemed necessary by Lender.

     5.4  LIABILITY INSURANCE. A policy of comprehensive general liability
          -------------------
          insurance with limits as required by Lender, insuring against liability for injury and/or death to any person and/or damage to any property occurring on the Property and/or in the Improvements from any cause whatsoever.

     5.5  GENERAL. Borrower shall provide to Lender the originals of all
          -------
          required insurance policies, or other evidence of insurance acceptable to Lender. All insurance policies shall provide that the insurance shall not be cancelable or materially changed without ten (10) days prior written notice to Lender. Lender shall be named under a Lender's Loss Payable Endorsement and Standard Mortgage Clause Endorsement (in forms acceptable to Lender) on all insurance policies which Borrower actually maintains with respect to the Property and Improvements. Borrower shall provide to Lender evidence of any other insurance Lender may deem necessary at any time during the Loan.


                         ARTICLE 6. REPRESENTATIONS AND WARRANTIES

As a material inducement to Lenders entry into this Agreement, Borrower represents and warrants to Lender as of the Effective Date and continuing thereafter that:

     6.1  AUTHORITY/ENFORCEABILITY. Borrower is in compliance with all laws and
          ------------------------
          regulations applicable to its organization, existence and transaction of business and has all necessary rights and powers to own, develop and operate the Property and Improvements as contemplated by the Loan Documents.

     6.2  BINDING OBLIGATIONS. Borrower is authorized to execute, deliver and
          -------------------
          perform its obligations under the Loan Documents, and such obligations shall be valid and binding obligations of Borrower.

     6.3  FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has delivered to
          --------------------------------------
          Lender all formation and organizational documents of Borrower, of the partners, joint venturers or members of Borrower, if any, and of all guarantors of the Loan, if any, and all such formation and organizational documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower shall immediately provide Lender with copies of any amendments or modifications of the formation or organizational documents.

     6.4  NO VIOLATION. Borrower's execution, delivery, and performance under
          ------------
          the Loan Documents do not: (a) require any consent or approval not heretofore obtained under any partnership agreement, operating agreement, articles of incorporation, bylaws or other document; (b) violate any governmental requirement applicable to the Property and Improvements or any other statute, law, regulation or ordinance or any order or ruling of any court or governmental entity; (c) conflict with, or constitute a breach or default or permit the acceleration of obligations under any agreement, contract, lease, or other document by which the Borrower is or the Property and Improvements are bound or regulated; or (d) violate any statute, law, regulation or ordinance, or any order of any court or governmental entity.

     6.5  COMPLIANCE WITH LAWS. Borrower has, and at all times shall have
          --------------------
          obtained, all permits, licenses, exemptions, and approvals necessary to construct, occupy, operate and market the Property and Improvements, and shall maintain compliance with all governmental requirements applicable to the Property and Improvements and all other applicable statutes, laws, regulations and ordinances necessary for the transaction of its business.

     6.6  LITIGATION. Except as disclosed to Lender in writing, there are no
          ----------
          claims, actions, suits, or proceedings pending, or to Borrowers knowledge, threatened against Borrower or affecting the Property or Improvements.

     6.7  FINANCIAL CONDITION. All financial statements and information
          -------------------
          heretofore and hereafter delivered to Lender by Borrower, including, without limitation, information relating to the financial condition of Borrower, the Property, the Improvements, the partners, joint venturers or members of Borrower, and/or any Guarantors, fairly and accurately represent the financial condition of the subject thereof and have been prepared (except as noted therein) in accordance with generally accepted accounting principles consistently applied. Borrower acknowledges and agrees that Lender may request and obtain additional information from third parties regarding any of the above, including, without limitation, credit reports.

6.6  NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in
     --------------------------
     the financial condition of Borrower and/or Guarantor since the dates of the latest financial statements furnished to Lender and, except as otherwise disclosed to Lender in writing, Borrower has not entered into any material transaction which is not disclosed in such financial statements.

6.9  LOAN PROCEEDS AND ADEQUACY. The undisbursed Loan proceeds, together with
     --------------------------
     Borrower's Funds and all other sums, if any, to be provided by Borrower as shown in Exhibit C, are sufficient to construct the Improvements in
              ---------
     accordance with the terms and conditions of this Agreement.

6.10 ACCURACY. All reports, documents, instruments, information and forms of
     --------
     evidence delivered to Lender concerning the Loan or security for the Loan or required by the Loan Documents are accurate, correct and sufficiently complete to give Lender true and accurate knowledge of their subject matter, and do not contain any misrepresentation or omission.

6.11 TAX LIABILITY. Borrower has filed all required federal, state, county and
     -------------
     municipal tax returns and has paid all taxes and assessments owed and payable, and Borrower has no knowledge of any basis for any significant additional payment with respect to any such taxes and assessments.

6.12 UTILITIES. All utility services, including, without limitation, gas, water,
     ---------
     sewage, electrical and telephone, necessary for the development and occupancy of the Property and Improvements are available at or within the boundaries of the Property, or Borrower has taken all steps necessary to assure that all such services will be available upon completion of the Improvements.

6.13 COMPLIANCE. Borrower is familiar with and in compliance with all
     ----------
     governmental requirements for the development of the Property and construction of the Improvements and will conform to and comply with all governmental requirements and the Plans and Specifications.

6.14 AMERICANS WITH DISABILITIES ACT COMPLIANCE. The Improvements have been
     ------------------------------------------
     designed and shall be constructed and completed, and thereafter maintained, in strict accordance and full compliance with all of the requirements of the Americans with Disabilities Act, of July 26, 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C. (S) 12101, et. seq., and with 23 Tex. Rev. Civ. Stat. Ann., art 9102 ("Texas Architectural Barriers Act"), as each may be amended from time to time. Borrower shall be responsible for all ADA and Texas Architectural Barriers Act compliance costs.

6.15 BUSINESS LOAN. The Loan is a business loan transaction in the stated amount
     -------------
     solely for the purpose of carrying on the business of Borrower and none of the proceeds of the Loan will be used for the personal, family or agricultural purposes of the Borrower.


                          ARTICLE 7. HAZARDOUS MATERIALS

7.1  SPECIAL REPRESENTATIONS AND WARRANTIES. Without in any way limiting the
     --------------------------------------
     other representations and warranties set forth in this Agreement, and after reasonable investigation and inquiry, Borrower hereby specially represents and warrants to the best of Borrower's knowledge as of the date of this Agreement as follows:

     (a)  Hazardous Materials. The Property and Improvements are not and have
          -------------------
          not been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances," "wastes," "regulated substances," "industrial solid wastes," or "pollutants" under the Hazardous Materials Laws, as described below, and/or other applicable environmental laws, ordinances and regulations (collectively, the "Hazardous Materials").

     (b)  Hazardous Materials Laws. The Property and Improvements are in
          ------------------------
          compliance with all laws, ordinances and regulations relating to Hazardous Materials ("Hazardous Materials Laws"), including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et
                                                                            --
          seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C.
          ---
          Section 1251 et seq.; the Resource Conservation and Recovery Act of
                       -- ---
          1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive
                                                   -- ---
          Environment Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances
                                                  -- ---
          Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the
                                                          -- ---
          Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977,
                               -- ---
          as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water
                                            -- ---
          Act, as amended, 42 U.S.C. Section 300f et seq.; and all comparable
                                                  -- ---
          state and local laws, laws of other jurisdictions or orders and regulations (including, without limitation, the Texas Water Code, the Texas Health & Safety Code and the Texas Solid Waste Disposal Act).

     (c)  Hazardous Materials Claims. There are no claims or actions ("Hazardous
          --------------------------
          Materials Claims") pending or threatened against Borrower, the Property or Improvements by any governmental entity or agency or by any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.

7.2  HAZARDOUS MATERIALS COVENANTS. Borrower agrees as follows:
     -----------------------------
     (a)  No Hazardous Activities. Borrower shall not cause or permit the
          -----------------------
          Property or Improvements to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials.

     (b)  Compliance. Borrower shall comply and cause the Property and
          ----------
          Improvements to comply with all Hazardous Materials Laws.

     (c)  Notices. Borrower shall immediately notify Lender in writing of: (i)
          -------
          the discovery of any Hazardous Materials on, under or about the Property and Improvements; (ii) any knowledge by Borrower that the Property and Improvements do not comply with any Hazardous Materials Laws; and (iii) any Hazardous Materials Claims.

     (d)  Remedial Action. In response to the presence of any Hazardous
          ---------------
          Materials on, under or about the Property or Improvements, Borrower shall immediately take, at Borrower's sole expense, all remedial action required by any Hazardous Materials Laws or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.

7.3  INSPECTION BY LENDER. Upon reasonable prior notice to Borrower, Lender, its
     --------------------
     employees and agents, may from time to time (whether before or after the commencement of a nonjudicial or judicial foreclosure proceeding) enter and inspect the Property and Improvements for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property and Improvements.

7.4  HAZARDOUS MATERIALS INDEMNITY. BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY
     -----------------------------
     AND HOLD HARMLESS LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES) WHICH LENDER MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF THE USE, GENERATION, MANUFACTURE, STORAGE, DISPOSAL, THREATENED DISPOSAL, TRANSPORTATION OR PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY OR IMPROVEMENTS. BORROWER SHALL IMMEDIATELY PAY TO LENDER UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. BORROWER'S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE:
     (i) THE CANCELLATION OF THE NOTE AND THE RELEASE OR PARTIAL RELEASE OF THE LIEN OF THE DEED OF TRUST; (ii) ANY JUDICIAL OR NON-JUDICIAL FORECLOSURE UNDER THE DEED OF TRUST, OR TRANSFER OF THE PROPERTY IN LIEU THEREOF; AND
     (iii) THE SATISFACTION OF ALL OF BORROWER'S OBLIGATIONS UNDER THE LOAN DOCUMENTS.

7.5  LEGAL EFFECT OF SECTION. Borrower and Lender agree that it is expressly
     -----------------------
     understood that Borrower's duty to indemnify Lender hereunder shall survive: (i) any judicial or non-judicial foreclosure under the Deed of Trust, or transfer of the Property in lieu thereof; (ii) the release and reconveyance or cancellation of the Deed of Trust; and (iii) the satisfaction of all of Borrower's obligations under the Loan Documents.


                        ARTICLE 8. COVENANTS OF BORROWER

8.1  EXPENSES. Borrower shall immediately pay Lender upon demand all costs and
     --------
     expenses incurred by Lender in connection with: (a) the preparation of this Agreement, all other Loan Documents and Other Related Documents contemplated hereby; (b) the administration of this Agreement, the other Loan Documents and Other Related Documents for the term of the Loan; and
     (c) the enforcement or satisfaction by Lender of any of Borrower's obligations under this Agreement, the other Loan Documents or the Other Related Documents. For all purposes of this Agreement, Lender's costs and expenses shall include, without limitation, all appraisal fees, cost engineering and inspection fees, legal fees and expenses, accounting fees, environmental consultant fees, auditor fees, and the cost to Lender of any title insurance premiums, title surveys, release and notary fees. Borrower recognizes and agrees that formal written appraisals of the Property and Improvements by a licensed independent appraiser may be required by Lender's internal procedures and/or federal regulatory reporting requirements on an annual and/or specialized basis and that Lender may, at its option, require inspection of the Property and Improvements by an independent supervising architect and/or cost engineering specialist: (i) prior to each advance; (ii) at least once each month during the course of construction even though no disbursement is to be made for that month;
       (iii) upon completion of the Improvements; (iv) at least semi-annually thereafter; and (v) if such independent architect and/or cost engineering specialist services are required, as described above, such expenses shall not exceed $1,500.00 per occurrence. If any of the services described above are provided by an employee of Lender, Lender's costs and expenses for such services shall be calculated in accordance with Lender's standard charge for such services.

8.2    ERISA COMPLIANCE. Borrower shall at all times comply with the provisions
       ----------------
       of ERISA with respect to any retirement or other employee benefit plan to which it is a party as employer, and as soon as possible after Borrower knows, or has reason to know, that any Reportable Event (as defined in ERISA) with respect to any such plan of Borrower has occurred, it shall furnish to Lender a written statement setting forth details as to such Reportable Event and the action, if any, which Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event furnished to the Pension Benefit Guaranty Corporation.

8.3    LEASING. Borrower shall use its best efforts to maintain all leasable
       -------
       space in the Property leased at no less than fair market rental rates and all income derived from said leases shall be adequate to service the Loan.

8.4    APPROVAL OF LEASES. All leases of all or any part of the Property and
       ------------------
       Improvements shall: (a) be upon terms and with tenants approved by Lender prior to Borrower's execution of any such lease, excluding intercompany leases; and (b) include estoppel, subordination, attornment and mortgagee protection provisions satisfactory to Lender. All standard lease forms and any material deviation from any form, shall be approved by Lender prior to execution of any lease using such form.

8.5    SUBDIVISION MAPS. Prior to recording any final map, plat, parcel map, lot
       ----------------
       line adjustment or other subdivision map of any kind covering any portion of the Property (collectively, "Subdivision Map"), Borrower shall submit such Subdivision Map to Lender for Lender's review and approval, which approval shall not be unreasonably withheld. Within ten (10) Business Days after Lender's receipt of such Subdivision Map, Lender shall provide Borrower written notice if Lender disapproves of said Subdivision Map. Lender shall be deemed to have approved the Subdivision Map if such notice is not provided to Borrower. Within five (5) Business Days after Lender's request, Borrower shall execute, acknowledge and deliver to Lender such amendments to the Loan Documents as Lender may reasonably require to reflect the change in the legal description of the Property resulting from the recordation of any Subdivision Map. In connection with and promptly after the recordation of any amendment or other modification to the Deed of Trust recorded in connection with such amendments, Borrower shall deliver to Lender, at Borrower's sole expense, a title endorsement to the Title Policy in form and substance satisfactory to Lender insuring the continued first priority lien of the Deed of Trust. Subject to the execution and delivery by Borrower of any documents required under this Section, Lender shall, if required by applicable law, sign any Subdivision Map approved, or deemed to be approved, by Lender pursuant to this Section.

8.6    PERMANENT FINANCING. Pursuant to the terms of that certain Permanent
       -------------------
       Financing Commitment letter dated January 13, 2001, Permanent Lender has agreed to provide financing to Borrower with respect to the Property and Improvements in a principal amount of not more than Twenty Four Million Seven Hundred Eighty Thousand and 00/100ths Dollars ($24,780,000.00). Provided that on or before the Maturity Date, Borrower shall (i) be in compliance with Section entitled First Option to Extend and (ii) be in
                                        ----------------------
       compliance with all of the terms and conditions of the Loan Documents.

8.7    FURTHER ASSURANCES. Upon Lender's request and at Borrower's sole cost and
       ------------------
       expense, Borrower shall execute, acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper, as determined by Lender, to carry out the purposes of this Agreement and the other Loan Documents or to perfect and preserve any liens created by the Loan Documents.

8.8    ASSIGNMENT. Without the prior written consent of Lender, Borrower shall
       ----------
       not assign Borrower's interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void. In this regard, Borrower acknowledges that Lender would not make this Loan except in reliance on Borrower's expertise, reputation, prior experience in developing and constructing commercial real property, Lender's knowledge of Borrower, and Lender's understanding that this Agreement is more in the nature of an agreement involving personal services than a standard loan where Lender would rely on security which already exists.

8.9    MANAGEMENT OF PROPERTY. Without the prior written consent of Lender,
       ----------------------
       Borrower shall not enter into any agreement providing for the management, leasing or operation of the Property or Improvements, except for the agreement with Prentiss Properties Ltd., Inc. Borrower and Prentiss

     Properties Ltd., Inc. shall execute any and all documents required by Lender to assign the management agreement to Lender, upon execution of the management agreement.


                          ARTICLE 9. REPORTING COVENANTS

9.1  FINANCIAL INFORMATION. Borrower shall deliver to Lender each of the
     ---------------------
     following:

     (a) Quarterly Statements. As soon as available, and in any event within forty-five (45) days after the end of each quarterly fiscal period (except the last) of each fiscal year of AmeriCredit Corp., copies of the consolidated balance sheet of AmeriCredit Corp. and its Subsidiaries as of the end of such fiscal period, and the related consolidated statements of income of AmeriCredit Corp and its Subsidiaries for that quarterly fiscal period and for the portion of the fiscal year ending with such period, all in reasonable detail, and certified by the treasurer or any other authorized officer of AmeriCredit Corp. as being true and correct and as having been prepared in accordance with GAAP, subject to year-end audit and adjustments;

     (b) Annual Statements. As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of AmeriCredit Corp, copies of the audited consolidated balance sheet of AmeriCredit Corp and its Subsidiaries as of the close of such fiscal year, and related audited consolidated statements of income, stockholders' equity and cash flow of AmeriCredit Corp and its Subsidiaries for such fiscal year, all in reasonable detail and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by AmeriCredit Corp.) of PricewaterhouseCooper LLP, or of other independent public accountants of recognized national standing selected by AmeriCredit Corp. and satisfactory to Lender, to the effect that such financial statements have been prepared in accordance with GAAP consistently maintained and applied (except for changes in which such accountants concur) and that the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

     (c) SEC and Other Reports. Promptly upon their becoming available, one copy of each 10K and 10Q Report filed by AmeriCredit Corp. or any of its Subsidiaries with any securities exchange or the Securities and Exchange Commission or any successor agency, and of any order issued by any Governmental Authority in any proceeding to which AmeriCredit Corp. or any of its Subsidiaries is a party;

     (d) Quarterly Compliance Certificates, Reports. Each of the financial statements delivered by Borrower in Sections (a) and (b) hereof shall be accompanied by a current Compliance Certificate which shall be executed by the treasurer or any other authorized officer of AmeriCredit Corp, after having reviewed the activities of AmeriCredit Corp. during such fiscal quarter, and shall state that AmeriCredit Corp and the Borrower have observed, performed and fulfilled each and every obligation and covenants contained herein, and is not in default under any of the same or, if any default shall have occurred, specifying the nature and status thereof;

     (e) Other Information. At any time and from time to time, Borrower shall use its best efforts to provide such other information concerning the business, properties or financial condition of AmeriCredit Corp and its Subsidiaries as Bank shall reasonably request, within ten (10) days of any such request.

9.2  FINANCIAL COVENANTS FOR AMERICREDIT CORP.. Borrower shall cause AmeriCredit
     -----------------------------------------
     Corp. to comply with the following financial and reporting requirements as follows:

     (a) Maximum Total Liabilities to Tangible Net Worth of not more than 1.75x. Tangible Net Worth is defined as Net Worth according to GAAP, less Unrealized Gains included in Net Worth, less other capitalized intangible assets. Total Liabilities are defined according to GAAP, less non-recourse funded debt.

     (b) Minimum Debt Service Coverage ratio of not less than 2.25x. Debt Service Coverage is defined as the ratio of the sum of Earnings Before Taxes, plus interest expense, plus depreciation, amortization, and other non-cash charges, plus cash distributions from the trusts, less non-cash gain on sale income, less non-cash servicing fee income, less any other non-cash income, divided by the sum of interest expense plus the prior period current portion of long-term debt. The Debt Service Coverage ratio will be calculated on a rolling four-quarter basis.

     (c) Maximum Annualized Net Charge-offs of not more than 8%. Maximum Annualized Net Charge-off ratio is defined as (i) monthly charge-offs for the servicing portfolio which have occurred during the quarter divided by the average aggregate outstanding balance of the servicing portfolio during the quarter, divided by (ii) actual number of days in the quarter, times (iii) the actual number of days in the fiscal year. Annualized Net Charge-offs will equal "Net Charge-offs as an annualized percentage of average managed auto receivables outstanding" in AmeriCredit Corp.'s 10-Q's and 10-K's.

     (d) Maximum Delinquencies of not more than 5%. Maximum Delinquencies ratio is defined as (i) the aggregate outstanding balances of all receivables included in the servicing portfolio which are delinquent receivables on the last day of the quarter divided by (ii) the ending aggregate balance of the servicing portfolio during the quarter. The Delinquency ratio will be equal to "Delinquent Contracts: Greater than 60 days" in AmeriCredit Corp.'s 10-Q's and 10-K's

9.3  BOOKS AND RECORDS. Borrower shall maintain complete books of account and
     -----------------
     other records for the Property and Improvements and for disbursement and use of the proceeds of the Loan and Borrowers Funds, and the same shall be available for inspection and copying by Lender upon reasonable prior notice.

9.4  REPORTS. Intentionally omitted.
     -------

9.5  LEASING REPORTS. Intentionally omitted.
     ---------------

9.6  OPERATING STATEMENTS FOR PROPERTY AND IMPROVEMENTS Intentionally omitted.
     --------------------------------------------------


                       ARTICLE 10. DEFAULTS AND REMEDIES

10.1 DEFAULT. The occurrence of any one or more of the following shall
     -------
     constitute an event of default ("Default") under this Agreement and the other Loan Documents:

     (a)  Monetary. Borrower's failure to pay when due any sums payable under
          --------
          the Note or any of the other Loan Documents or Borrower's failure to deposit any Borrower's Funds as and when required under this Agreement; or

     (b)  Performance of Obligations. Borrowers failure to perform any
          --------------------------
          obligation in addition to those set forth in Paragraph (a) of this Section under any of the Loan Documents; provided, however, that if a
                                                   --------  -------
          cure period is provided for the remedy of such failure, Borrowers failure to perform will not constitute a Default until such date as the specified cure period expires; or

     (c)  Construction: Use. (i) There is any material deviation in the work of
          -----------------
          construction from the Plans and Specifications or governmental requirements or the appearance or use of defective workmanship or materials in constructing the Improvements, and Borrower fails to remedy the same to Lender's satisfaction within ten (10) days of Lenders written demand to do so; or (ii) there is a cessation of construction of the Improvements prior to completion for a continuous period of more than fifteen (15) days (except as caused by an event of force majeure for which a longer delay may be permitted under Article
          4); or (iii) the construction, sale or leasing of any of the Improvements in accordance with the Loan Documents is prohibited, enjoined or delayed for a continuous period of more than thirty (30) days; or (iv) utilities or other public services necessary for the full occupancy and utilization of the Property and Improvements are curtailed for a continuous period of more than thirty (30) days; or

     (d)  Liens. Attachment: Condemnation. (i) The recording of any lien
          -------------------------------
          affidavit against the Property or Improvements or the giving to Borrower of any notice of unpaid claims for work, material or specially fabricated items or of a contractual retainage claim relating to the Property or Improvements and the continuance of such lien claim or notice without discharge, satisfaction or provision for payment being made by Borrower in a manner satisfactory to Lender within twenty (20) days after such recording or receipt by Borrower of such notice or within five (5) calendar days of Lender's demand to cure same, whichever occurs first; or (ii) the condemnation, seizure or appropriation of, or occurrence of an uninsured casualty with respect to any material portion of the Property or Improvements; or
          (iii) the sequestration or attachment of, or any levy or execution upon any of the Property or Improvements, any other collateral provided by Borrower under any of the Loan Documents, any monies in the Account or in the Borrower's Funds Account. or any substantial portion of the other assets of Borrower, which sequestration, attachment, levy or execution is not released, expunged or dismissed prior to the earlier of thirty (30) days or the sale of the assets affected thereby; or

     (e)  Representations and Warranties. (i) The failure of any representation
          ------------------------------
          or warranty of Borrower in any of the Loan Documents and the continuation of such failure for more than ten (10) days after written notice to Borrower from Lender requesting that Borrower cure such failure; or (ii) any material adverse change in the financial condition of Borrower or

          Guarantor or any other person or entity in any manner obligated to Lender under the Loan Documents from the financial condition represented to Lender as of the Effective Date; or

     (f)  Voluntary Bankruptcy; Insolvency; Dissolution. (i) The filing of a
          ---------------------------------------------
          petition by Borrower for relief under the Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law; (ii) the filing of any pleading or an answer by Borrower in any involuntary proceeding under the Bankruptcy Code or other debtor relief law which admits the jurisdiction of the court or the petition's material allegations regarding Borrowers insolvency; (iii) a general assignment by Borrower for the benefit of creditors; or (iv) Borrower applying for, or the appointment of, a receiver, trustee, custodian or liquidator of Borrower or any of its property; or

     (g)  Involuntary Bankruptcy. The failure of Borrower to effect a full
          ----------------------
          dismissal of any involuntary petition under the Bankruptcy Code or under any other debtor relief law that is filed against Borrower or in any way restrains or limits Borrower or Lender regarding the Loan, the Property or the Improvements, prior to the earlier of the entry of any court order granting relief sought in such involuntary petition, or thirty (30) days after the date of filing of such involuntary petition; or

     (h)  Partners; Guarantors. The occurrence of any of the events specified in
          --------------------
          Paragraph (9 or Paragraph (g) of this Section as to any person or entity other than Borrower, which is in any manner obligated to Lender under the Loan Documents; or

     (i)  Death or Incapacity of Borrower. Intentionally omitted.
          -------------------------------

     (j)  Change In Management or Control. The occurrence of any material
          -------------------------------
          management or organizational change in Borrower or Guarantor, or in the partners, venturers or members of Borrower or Guarantor, including, without limitation, any partnership, joint venture or member dispute which Lender determines, in its sole and absolute discretion, shall have a material adverse effect on the Loan, on the Property and. Improvements, or on the ability of Borrower or its partners, venturers or members to perform their obligations under the Loan Documents; or

     (k)  Loss of Priority. The failure at any time of the Deed of Trust to be a
          ----------------
          valid first lien upon the Property and Improvements or any portion thereof, other than as a result of any release or partial release of the Deed of Trust with respect to all or any portion of the Property and Improvements pursuant to the terms and conditions of this Agreement; or

     (1)  Hazardous Materials. The discovery of any significant Hazardous
          -------------------
          Materials in, on or about the Property or Improvements subsequent to the Effective Date. Any such Hazardous Materials shall be "significant" for this purpose if said Hazardous Materials, in Lender's sole discretion, have a materially adverse impact on the value of the Property and Improvements; or

     (m)  Unsecured Indemnity Agreement. The occurrence of a default under that
          -----------------------------
          certain Hazardous Materials Indemnity Agreement (Unsecured) executed by AmeriCredit Financial Services, Inc., a Delaware corporation, as Indemnitor, in favor of Lender, of even date herewith.

10.2 ACCELERATION UPON DEFAULT; REMEDIES. Upon the occurrence of any Default
     -----------------------------------
     specified in this Article, Lender may, at its sole option, declare all sums owing to Lender under the Note, this Agreement and the other Loan Documents immediately due and payable. Upon such acceleration, Lender may, in addition to all other remedies permitted under this Agreement and the other Loan Documents and at law or equity, apply any sums in the Account and Borrower's Funds Account to the sums owing under the Loan Documents and any and all obligations of Lender to fund further disbursements under the Loan shall terminate.

10.3 DISBURSEMENTS TO THIRD PARTIES. Upon the occurrence of a Default occasioned
     ------------------------------
     by Borrowers failure to pay money to a third party as required by this Agreement, Lender may but shall not be obligated to make such payment from the Loan proceeds, Borrower's Funds, or other funds of Lender. If such payment is made from proceeds of the Loan or from Borrower's Funds, Borrower shall immediately deposit with Lender, upon written demand, an amount equal to such payment. If such payment is made from funds of Lender, Borrower shall immediately repay such funds upon written demand of Lender. In either case, the Default with respect to which any such payment has been made by Lender shall not be deemed cured until such deposit or repayment (as the case may be) has been made by Borrower to Lender.

10.4 LENDER'S COMPLETION OF CONSTRUCTION. Upon the occurrence of a Default,
     -----------------------------------
     Lender may, upon five (5) days prior written notice to Borrower, and with or without legal process, take possession of the Property and Improvements, remove Borrower and all agents, employees and contractors of Borrower from the Property and Improvements, complete the work of construction and market, operate and sell or lease the Property and/or Improvements. For this purpose, Borrower irrevocably appoints Lender as its attorney-in-fact, which agency is coupled with an interest. As attorney-in-fact, Lender may, in Borrowers name, take or omit to take any action Lender may deem appropriate, including, without limitation, exercising Borrower's rights under the Loan Documents and all contracts concerning the Property and/or Improvements.

10.5 LENDER'S CESSATION OF CONSTRUCTION. If Lender determines at any time that
     ----------------------------------
     the Improvements are not being constructed in accordance with the Plans and Specifications and all governmental requirements, Lender may immediately cause all construction to cease on any of the Improvements affected by the condition of nonconformance. Borrower shall thereafter not allow any construction work, other than corrective work, to be performed on any of the Improvements affected by the condition of nonconformance until such time as Lender notifies Borrower in writing that the nonconforming condition has been corrected.

10.6 REPAYMENT OF FUNDS ADVANCED. Any funds expended by Lender in the exercise
     ---------------------------
     of its rights or remedies under this Agreement and the other Loan Documents shall be payable to Lender upon demand, together with interest at the rate applicable to the principal balance of the Note from the date the funds were expended.

10.7 RIGHTS CUMULATIVE. NO WAIVER. All Lender's rights and remedies provided in
     ----------------------------
     this Agreement and the other Loan Documents, together with those granted by law or at equity, are cumulative and may be exercised by Lender at any time. Lender's exercise of any right or remedy shall not constitute a cure of any Default unless all sums then due and payable to Lender under the Loan Documents are repaid and Borrower has cured all other Defaults. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Default or failure of condition. Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms.


                      ARTICLE 11. MISCELLANEOUS PROVISIONS

11.1 INDEMNITY. BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS
     ---------
     LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES) WHICH LENDER MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE PURPOSE TO WHICH BORROWER APPLIES THE LOAN PROCEEDS; (B) THE FAILURE OF BORROWER TO PERFORM ANY OBLIGATIONS AS AND WHEN REQUIRED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; (C) ANY FAILURE AT ANY TIME OF ANY OF BORROWER'S REPRESENTATIONS OR WARRANTIES TO BE TRUE AND CORRECT; OR (D) ANY ACT OR OMISSION BY BORROWER, ANY CONSTITUENT PARTNER OR MEMBER OF BORROWER, ANY CONTRACTOR, SUBCONTRACTOR OR MATERIAL SUPPLIER, ENGINEER, ARCHITECT OR OTHER PERSON OR ENTITY WITH RESPECT TO ANY OF THE PROPERTY OR IMPROVEMENTS. BORROWER SHALL IMMEDIATELY PAY TO LENDER UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. BORROWER'S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE CANCELLATION OF THE NOTE AND THE RELEASE OR PARTIAL RELEASE OF THE DEED OF TRUST.

11.2 FORM OF DOCUMENTS. The form and substance of all documents, instruments,
     -----------------
     and forms of evidence to be delivered to Lender under the terms of this Agreement and any of the other Loan Documents shall be subject to Lenders approval and shall not be modified, superseded or terminated in any respect without Lender's prior written approval.

11.3 NO THIRD PARTIES BENEFITED. No person other than Lender and Borrower and
     --------------------------
     their permitted successors and assigns shall have any right of action under any of the Loan Documents.

11.4 NOTICES. All notices, demands, or other communications under this Agreement
     -------
     and the other Loan Documents shall be in writing and shall be delivered to the appropriate party at the address set forth on the signature page of this Agreement and as specified in Exhibit D (subject to change from time
                                        ---------
     to time by written notice to all other parties to this Agreement). All communications shall be deemed served upon delivery of same, or if mailed, upon the first to occur of receipt or the expiration of three (3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of Borrower or Lender at the address specified; provided, however, that non-receipt of any communication as the
                --------  -------
     result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

11.5   ATTORNEY-IN-FACT. Borrower hereby irrevocably appoints and authorizes
       ----------------
       Lender, as Borrowers attorney-in-fact, which agency is coupled with an interest, to execute and/or record in Lender's or Borrower's name any notices, instruments or documents that Lender deems appropriate to protect Lender's interest under any of the Loan Documents.

11.6   ACTIONS. Borrower agrees that Lender, in exercising the rights, duties or
       -------
       liabilities of Lender or Borrower under the Loan Documents, may commence, appear in or defend any action or proceeding purporting to affect the Property, the Improvements. or the Loan Documents and Borrower shall immediately reimburse Lender upon demand for all such expenses so incurred or paid by Lender, including, without limitation, attorneys' fees and expenses and court costs.

11.7   RIGHT OF CONTEST. Borrower may contest in good faith any claim, demand,
       ----------------
       levy or assessment (other than mechanic's and materialmen's lien claims which must be handled as specified in that certain Section entitled Liens
                                                                           -----
       and Notices) by any person other than Lender which would constitute a
       -----------
       Default if: (a) Borrower pursues the contest diligently, in a manner which Lender determines is not prejudicial to Lender, and does not impair the rights of Lender under any of the Loan Documents; and (b) Borrower deposits with Lender any funds or other forms of assurance which Lender in good faith determines from time to time appropriate to protect Lender from the consequences of the contest being unsuccessful. Borrower's compliance with this Section shall operate to prevent such claim, demand, levy or assessment from becoming a Default.

11.8   RELATIONSHIP OF PARTIES. The relationship of Borrower and Lender under
       -----------------------
       the Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any third party with respect to the Property or Improvements, except as expressly provided in this Agreement and the other Loan Documents.

11.9   DELAY OUTSIDE LENDER'S CONTROL. Lender shall not be liable in any way to
       ------------------------------
       Borrower or any third party for Lenders failure to perform or delay in performing under the Loan Documents (and Lender may suspend or terminate all or any portion of Lender's obligations under the Loan Documents) if such failure to perform or delay in performing results directly or indirectly from, or is based upon, the action, inaction, or purported action, of any governmental or local authority, or because of war, rebellion, insurrection, strike, lock-out, boycott or blockade (whether presently in effect, announced or in the sole judgment of Lender deemed probable), or from any Act of God or other cause or event beyond Lender's control.

11.10  ATTORNEYS' FEES AND EXPENSES; ENFORCEMENT. If any attorney is engaged by
       -----------------------------------------
       Lender to enforce or defend any provision of this Agreement, any of the other Loan Documents or Other Related Documents, or as a consequence of any Default under the Loan Documents, with or without the filing of any legal action or proceeding, Borrower shall immediately pay to Lender, upon demand, the amount of all attorneys' fees and expenses and all costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein.

11.11  IMMEDIATELY AVAILABLE FUNDS. Unless otherwise expressly provided for in
       ---------------------------
       this Agreement, all amounts payable by Borrower to Lender shall be payable only in United States currency, immediately available funds.

11.12  LENDER'S CONSENT. Wherever in this Agreement there is a requirement for
       ----------------
       Lender's consent and/or a document to be provided or an action taken "to the satisfaction of Lender", it is understood by such phrase that Lender shall exercise its consent, right or judgment in a reasonable manner given the specific facts and circumstance applicable at the time.

11.13  LOAN SALES AND PARTICIPATIONS; DISCLOSURE OF INFORMATION. Borrower agrees
       --------------------------------------------------------
       that Lender may elect, at any time, to sell, assign or grant participations in all or any portion of its rights and obligations under the Loan Documents, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lendets sole discretion ("Participant"). Borrower further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Property and Improvements and its operation; (b) any party connected with the Loan (including, without limitation, the Borrower, any partner of Borrower, any constituent partner or member of Borrower, any Guarantor and any Non-Borrower Grantor); and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan. In the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Borrower further agrees that the Loan Documents shall be sufficient evidence of the obligations of Borrower to each purchaser, assignee, or participant, and upon written request by Lender, Borrower shall enter into such amendments or modifications to the Loan Documents as may be reasonably required in order to evidence any such sale, assignment or participation. The indemnity obligations of Borrower under the Loan Documents shall also apply with respect to any purchaser, assignee or participant.

       Anything in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Agreement, including this Section, any lender may at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank; provided that no such pledge or assignment shall release such lender from its obligations thereunder.

11.14  SIGNS. Lender may place on the Property reasonable signs standard to
       -----
       construction loan transactions stating that construction financing is being provided by Lender and any other lenders or participants in the Loan.

11.15  LENDERS AGENTS. Lender may designate an agent or independent contractor
       --------------
       to exercise any of Lender's rights under this Agreement and any of the other Loan Documents. Any reference to Lender in any of the Loan Documents shall include Lenders agents, employees or independent contractors. Borrower shall pay the costs of such agent or independent contractor either directly to such person or to Lender in reimbursement of such costs, as applicable.

11.16  TAX SERVICE. Lender is authorized to secure, at Borrower's expense, a tax
       -----------
       service contract with a third party vendor which shall provide tax information on the Property and Improvements satisfactory to Lender.

11.17  ARBITRATION.
       -----------

       (a)  Arbitration. Upon the demand of any party, any dispute shall be
            -----------
            resolved by binding arbitration (except as set forth in Paragraph
            (e) of this Section below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement and each other document, contract and instrument required hereby or now or hereafter delivered to Lender in connection herewith, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the foregoing documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the foregoing documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

       (b)  Governing Rules. Arbitration proceedings shall be administered by
            ---------------
            the American Arbitration Association ("AM") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the foregoing documents. The arbitration shall be conducted at a location in Texas selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the tens and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under Section 91 of Title 12 of the United States Code or any similar applicable state law.

       (c)  No Waiver; Provisional Remedies. Self-Help and Foreclosure. No
            ----------------------------------------------------------
            provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation, injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

       (d)  Arbitrator Qualifications and Powers; Awards. Arbitrators must be
            --------------------------------------------
            active members of the Texas State Bar with expertise in the substantive law applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the State of Texas, (ii) may grant any remedy or relief that a court of the State of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5.000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5.000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators: provided however, that all three arbitrators must actively participate in all hearings and deliberations.

       (e)  Judicial Review. Notwithstanding anything herein to the contrary, in
            ---------------
            any arbitration in which the amount in controversy exceeds $25000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the State of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (1) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (2) whether the conclusions of law are erroneous under the substantive law of the State of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the State of Texas.

     (f)    Miscellaneous. To the maximum extent practicable, the AM, the
            -------------
            arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the foregoing documents or the subject matter of the Dispute shall control. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement. This arbitration provision shall survive termination, amendment or expiration of any of the foregoing documents or any relationship between the parties.

11.18  WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY
       --------------------------------
       EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM. DEMAND. ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

11.19  SEVERABILITY. If any provision or obligation under this Agreement and the
       ------------
       other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount
       --------  -------
       payable under the Note or this Agreement or any other Loan Document, or the right of collectibility therefore, are declared to be or become invalid, illegal or unenforceable, Lender's obligations to make advances under the Loan Documents shall not be enforceable by Borrower.

11.20  HEIRS; SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided
       -----------------------------
       under the terms and conditions of this Agreement, the terms of the Loan Documents shall bind and inure to the benefit of the heirs, successors and assigns of the parties.

11.21  TIME. Time is of the essence of each and every term of this Agreement.
       ----

11.22  HEADINGS. All article, section or other headings appearing in this
       --------
       Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

11.23  GOVERNING LAW. This Agreement shall be governed by, and construed and
       -------------
       enforced in accordance with the laws of the State of Texas, except to the extent preempted by federal laws. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within the State of Texas having proper venue and also consent to service of process by any means authorized by Texas or federal law.

11.24  INTEREST PROVISIONS.
       -------------------

       (a)  Savings Clause. It is expressly stipulated and agreed to be the
            --------------
            intent of Borrower and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the Note or the Related Indebtedness (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to the Note, any of the other Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents,
            (ii) contracted for, charged or received by reason of Lenders exercise of the option to accelerate the maturity of the Note and/or the Related Indebtedness, or (iii) Borrower will have paid or Lender will have received by reason of any voluntary prepayment by Borrower of the Note and/or the Related Indebtedness, then it is Borrower's and Lenders express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically cancelled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Lender shall be credited on the principal balance of the Note and/or the Related Indebtedness (or, if the Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if the Note has been paid in full before the end of the stated term of the Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Borrower and/or credit such excess interest against the Note and/or any Related Indebtedness then owing by Borrower to Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty
            (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against the Note and/or the Related Indebtedness then owing by Borrower to Lender. All sums contracted for, charged or received by Lender for the use, forbearance or detention of any debt evidenced by the Note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of the Note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of the Note and/or the Related Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Note and/or the Related Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Note and/or the Related indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

       (b)  Definitions. As used herein, the term "Maximum Lawful Rate" shall
            -----------
            mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as herein defined) made in connection with the transaction evidenced by the Note and the other Loan Documents. As used herein, the term "Charges" shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, received, taken or reserved by Lender in connection with the transactions relating to the Note and the other Loan Documents, which are treated as interest under applicable law. As used herein, the term "Related Indebtedness" shall mean any and all debt paid or payable by Borrower to Lender pursuant to the Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, except such debt which has been paid or is payable by Borrower to Lender under the Note.

      (c)  Ceiling Election. To the extent that Lender is relying on Chapter 303
           ----------------
           of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Note and/or the Related Indebtedness, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303. as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.

11.25 JOINT AND SEVERAL LIABILITY. The liability of all persons and entities
      ---------------------------
      obligated in any manner under this Agreement and any of the Loan Documents shall be joint and several.

11.26 COUNTERPARTS. To facilitate execution, this document may be executed in as
      ------------
      many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

11.27 WAIVER OF CONSUMER RIGHTS. BORROWER HEREBY WAIVES BORROWER'S RIGHTS UNDER
      -------------------------
      THE PROVISIONS OF CHAPTER 17, SUBCHAPTER E, SECTION 17.41 THROUGH 17.63 INCLUSIVE OF THE TEXAS BUSINESS AND COMMERCE CODE, GENERALLY KNOWN AS THE "DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT," A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BORROWER'S OWN SELECTION, BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. IT IS THE INTENT OF LENDER AND BORROWER THAT THE RIGHTS AND REMEDIES WITH RESPECT TO THIS TRANSACTION SHALL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT. THE WAIVER SET FORTH HEREIN SHALL EXPRESSLY SURVIVE THE TERMINATION OF THE REFERENCED TRANSACTION. BORROWER REPRESENTS AND WARRANTS TO LENDER THAT BORROWER (i) IS A BUSINESS CONSUMER, (ii) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BORROWER TO EVALUATE THE MERITS AND RISKS OF THE SUBJECT TRANSACTION,
      (iii) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH RESPECT TO THE SUBJECT TRANSACTION, AND (iv) HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL (WHO WAS NOT, DIRECTLY OR INDIRECTLY, IDENTIFIED, SUGGESTED OR SELECTED BY LENDER OR LENDER'S AGENTS) IN CONNECTION WITH THE REFERENCED TRANSACTION.

11.28 INTEGRATION; INTERPRETATION. THIS LOAN AGREEMENT AND THE OTHER LOAN
      ---------------------------
      DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO. Any reference in any of the Loan Documents to the Property or Improvements shall include all or any part of the Property or Improvements. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date appearing on the first page of this Agreement.

              "LENDER"

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
   ---------------------------------------------

Title:
      ------------------------------------------

Lander's Address
----------------
Real Estate Group (AU #05496)
2030 Main Street, Suite 800
Irvine, CA 92614

Attn: Deborah M. Cooley


NOTICE OF INDEMNIFICATION:
--------------------------

BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS PURSUANT TO THOSE CERTAIN SECTIONS ENTITLED HAZARDOUS
                                                                       ---------
MATERIALS INDEMNITY AND INDEMNITY HEREOF.
-------------------     ---------

               "BORROWER"

ACF Investment Corp., a Delaware corporation

By:
   -------------------------------------------------------
   Preston A. Miller. Executive Vice President and Treasurer

Borrower's Address
------------------
801 Cherry Street, Suite 3900
Fort Worth. TX 76102

Attn: Preston Miller

                                                                       EXHIBIT A

                            DESCRIPTION OF PROPERTY

Exhibit A to CONSTRUCTION LOAN AGREEMENT between ACF Investment Corp., a
---------
Delaware corporation, as "Borrower", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender", dated as of June 29, 2001.

                                                                       EXHIBIT A
--------------------------------------------------------------------------------

                                                                       EXHIBIT B
--------------------------------------------------------------------------------


                                    DOCUMENTS


Exhibit B to CONSTRUCTION LOAN AGREEMENT between ACF Investment Corp., a
---------
Delaware corporation, as "Borrower", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender", dated as of June 29, 2001 ("Agreement").

1.   Loan Documents. The documents listed below, numbered 1.1 through 1.14,
     --------------
     inclusive, and amendments, modifications and supplements thereto which have received the prior written consent of Lender, together with any documents executed in the future that are approved by Lender and that recite that they are "Loan Documents" for purposes of this Agreement are collectively referred to herein as the Loan Documents.

     1.1  This Agreement.

     1.2 The Promissory Note of even date herewith in the original principal amount of the Loan made by Borrower payable to the order of Lender.

     1.3 The Construction Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith executed by ACF Investment Corp., a Delaware corporation, as Grantor, to Stephen C. Melton, as Trustee, for the benefit of Lender, as Beneficiary.

     1.4 Uniform Commercial Code - Financing Statement - Form UCC-1, dated June 29, 2001, executed by ACF Investment Corp., a Delaware corporation as Debtor and Lender as Secured Party.

     1.5 Corporate Borrowing Resolution of even date herewith certified by the Secretary of ACF Investment Corp..

     1.6 Corporate Resolution Authorizing Execution of Guaranty and Endorsement and Hypothecation of Property of even date herewith certified by the Secretary of AmeriCredit Financial Services, Inc..

     1.7 Corporate Resolution Authorizing Execution of Guaranty and Endorsement and Hypothecation of Property of even date herewith certified by the Secretary of AmeriCredit Corp..

     1.8 Assignment of Construction Agreements of even date herewith executed by Borrower and Contractor in favor of Lender.

     1.9 Assignment of Construction Agreements of even date herewith executed by Borrower and Contractor in favor of Lender.

     1.10 Assignment of Construction Agreements of even date herewith executed by Borrower and Contractor in favor of Lender.

     1.11 Assignment of Architectural Agreements and Plans and Specifications of even date herewith executed by Borrower, Architect and Engineer in favor of Lender.

     1.12 Subordination Agreement of even date herewith executed by Hensel Phelps Construction Co. in favor of Lender.

     1.13 Subordination Agreement of even date herewith executed by R.J. Miller & Associates in favor of Lender.

     1.14 Subordination Agreement of even date herewith executed by North Haven Gardens/Valley Crest in favor of Lender.

2.   Other Related Documents (Which Are Not Loan Documents)
     -----------------------------------------------------

     2.1 Completion Guaranty of even date herewith executed by AmeriCredit Financial Services, Inc., a Delaware corporation, as Guarantor in favor of Lender.

     2.2 Completion Guaranty of even date herewith executed by AmeriCredit Financial Services, Inc., a Delaware corporation, as Guarantor in favor of Lender.

     2.3 Completion Guaranty of even date herewith executed by ____________ ____________________________, as Guarantor in favor of Lender.

     2.4 Repayment Guaranty of even date herewith executed by AmeriCredit Financial Services, Inc., a Delaware corporation, as Guarantor in favor of Lender.

                                                                       EXHIBIT B
--------------------------------------------------------------------------------

     2.5 Repayment Guaranty of even date herewith executed by AmeriCredit Corp., a Texas corporation, as Guarantor in favor of Lender.

     2.6 Funds Transfer Agreement for Disbursement of Loan Proceeds dated June 29, 2001, executed by and between Borrower and Wells Fargo Bank, National Association.

     2.7 Agreement For Disbursement Prior To Recording And Amendment To Note of even date herewith executed by and between Borrower and Lender.

     2.8 Unsecured Hazardous Materials Indemnity Agreement dated June 29, 2001 executed by and between AmeriCredit Financial Services, Inc., a Delaware corporation, as Indemnitor and Lender.

     2.9  Signature Authorization Form

                                                                       EXHIBIT C
--------------------------------------------------------------------------------

                         FINANCIAL REQUIREMENT ANALYSIS

Exhibit C to CONSTRUCTION LOAN AGREEMENT between ACF Investment Corp., a
---------
Delaware corporation, as "Borrower", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender", dated as of June 29, 200l.

The Financial Requirement Analysis set forth herein represents an analysis of the total costs necessary in Borrower's estimation to perform Borrowers obligations under the Loan Documents. Column A, "Total Costs", sets forth Borrower's representation of the maximum costs for each Item specified in Column
A. Column B, "Costs Paid By Borrower", sets forth Borrower's representation of costs that Borrower has paid or has caused to be paid from other sources of funds for each Item specified in Column B. Column C, "Costs To Be Paid By Borrower", sets forth Borrowers representation of costs that Borrower will pay or will cause to be paid from other sources of funds for each Item specified in Column C. Column D, "Disbursement Budget", sets forth the portion of the Loan and Borrower's Funds which has been allocated for each Item specified in Column D and will be disbursed pursuant to the terms, covenants, conditions and provisions of Exhibit D of this Agreement and the Loan Documents. Unless
              ---------
specified otherwise, all reference to Columns or Items in this Agreement refer to Columns or Items in this Exhibit C.
                            ---------

                                                                       EXHIBIT C
--------------------------------------------------------------------------------

                                                                       EXHIBIT D
--------------------------------------------------------------------------------


                                    DISBURSEMENT PLAN



Exhibit D to CONSTRUCTION LOAN AGREEMENT between ACF investment Corp., a
---------
Delaware corporation, as "Borrower", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender", dated as of June 29, 2001.


1.   Timing of Disbursement. Unless another provision of this Agreement
     ----------------------
     specifies otherwise, on or about the twenty fifth (25th) day of each month, or at such other times as Lender may approve or determine more appropriate, Borrower shall submit to:

                      Wells Fargo Bank, National Association
                      Disbursement and Operations Center
                      2120 East Park Place, Suite 100
                      El Segundo, CA 90245
                      Attention: Denise Johnson

     a written itemized statement, signed by Borrower ("Application for Payment") setting forth:

     1.1 Prior to the Disbursement by Lender of any funds from the Disbursement Budget, with the exception of the disbursement of Lender's fees (loan and underwriting fees, appraisal, costing and environmental fees), title and escrow expenses, as noted on Exhibit C, Borrower shall provide an itemized listing and backup, as required by Lender, as to the equity required to be paid into the Project Improvements, also described on Exhibit C, column B.

     1.2 Prior to the Disbursement by Lender of any funds from the Disbursement Budget, Borrower shall monthly provide Lender with a detailed spreadsheet in addition to copies of invoices and checks or any other documents satisfactory to Lender, certifying as to the payment by Borrower of Borrowers Funds in the minimum amount of $221,250.00 each month for a total of 8 months or until the maximum amount of $l,000,000.00 has been contributed by Borrower for Construction Costs of Improvements. Upon receipt of Borrowers monthly draw request, Lender shall disburse, upon Lenders approval, funds in excess of the $221,250.00 minimum per month from the Disbursement Budget.

     1.3 a description of the work performed, material supplied and/or costs incurred or due for which disbursement is requested with respect to any line item ("Item") shown in Column D ("Disbursement Budget") of the Financial Requirement Analysis attached as Exhibit C to this
                                                         ---------
          Agreement; and

     1.4 the total amount incurred, expended and/or due for each requested Item less prior disbursements.

     1.5 Each Application for Payment by Borrower shall constitute a representation and warranty by Borrower that Borrower is in compliance with all the conditions precedent to a disbursement specified in this Agreement.


2.   Lender's Right to Condition Disbursements. Lender shall have the right to
     -----------------------------------------
     condition any disbursement upon Lender's receipt and approval of the following:

     2.1 the Application for Payment and an itemized requisition for payment of Items 2 through 10 shown in the Disbursement Budget ("Hard Costs");

     2.2 bills, invoices, documents of title, vouchers, statements, payroll records, receipts and any other documents evidencing the total amount expended, incurred or due for any requested Items;

     2.3 evidence of Borrowers use of a lien release, joint check and voucher system acceptable to Lender for payments or disbursements to any contractor, subcontractor, materialman, supplier or lien claimant;

     2.4 architects, inspector's and/or engineers periodic certifications of the construction that has been completed and its conformance to the Plans and Specifications and governmental requirements based upon any such architect's, inspector's and/or engineer's periodic physical inspections of the Property and Improvements;

     2.5 waivers and releases of any mechanics' lien, equitable lien claim or other lien claim rights;

                                                                       EXHIBIT D
--------------------------------------------------------------------------------

     2.6 evidence of Borrower's compliance with the provisions of the Articles and Sections of this Agreement entitled Construction and
                                                  ------------
          Authority/Enforceability;
          ------------------------

     2.7 a written release executed by any surety to whom Lender has issued or will issue a set aside letter and/or any public entity or agency which is a beneficiary under any instrument of credit or standby letter of credit which Lender has issued or will issue with respect to the Loan;

     2.8 valid, recorded Affidavit of Commencement and Affidavit of Completion for the Improvements or any portions of the Improvements for which an Affidavit of Commencement and Affidavit of Completion may be recorded under applicable law and within the applicable time as herein provided;

     2.9 Certificate of Substantial Completion from the Architect and Engineer, if any, prior to the final retention disbursement of Hard Costs, as applicable;

     2.10 evidence satisfactory to Lender that the Permanent Lender, if any, has approved the completed Improvements and that all conditions precedent to the initial funding of the permanent financing, if any, have been satisfied prior to the final retention disbursement of Hard Costs, as applicable;

     2.11 any other document, requirement, evidence or information that Lender may request under any provision of the Loan Documents;

     2.12 in the event that any Application for Payment includes the cost of materials stored on the Property ("Onsite Materials"), such Application for Payment shall include each of the following: (a) evidence that the Onsite Materials have been purchased by Borrower;
          (b) evidence that the Onsite Materials are insured as required hereunder; and (c) evidence that the Onsite Materials are stored in an area on the Property for which adequate security is provided against theft and vandalism.

     2.13 Lender shall have received a Down-Date Endorsement or other title report dated within five (5) days of the requested disbursement from the Title Company showing no state of facts objectionable to Lender (including, without limitation, a showing that title to the Property is vested in Borrower and that no claim for mechanics' or materialmen's liens has been filed against the Property or Improvements).

     2.14 Lender shall require both conditional lien waivers and unconditional lien waivers from all general contractors and subcontractors.

Borrower acknowledges that this approval process may result in disbursement delays and Borrower hereby consents to all such delays.

3.   Periodic Disbursement of Construction Costs, Site Work Costs and Offsite
     ------------------------------------------------------------------------
     Costs. As construction progresses, the portion of the Disbursement Budget
     -----
     initially totalling $15,383,203.00 shall be periodically disbursed into the Account or to or for the benefit or account of the Borrower for the Construction Costs, Site Work Costs and Offsite Costs Items up to ninety percent (90%) of the maximum amount allocated for such Item less prior disbursements. The remaining ten percent (10%) ("Retention") shall be disbursed into the Account or to or for the benefit or account of the Borrower upon the later to occur of (i) thirty (30) days after the filing of the Affidavit of Completion herein contemplated if same is filed within ten (10) days after completion of construction of the Improvements in accordance with the Plans and Specifications and governmental requirements, or (ii) if such Affidavit of Completion is not filed within ten (10) days after completion of construction of the Improvements in accordance with the Plans and Specifications and governmental requirements, then upon the date of filing such Affidavit of Completion.

     The disbursements outlined above are specifically conditioned upon receipt and approval by Lender of a construction contract and plans and specifications concerning the construction of the Improvements.

4.   Periodic Disbursement of Tenant Improvement Costs. The portion of the
     -------------------------------------------------
     Disbursement Budget initially totalling $2,750,000.00 shall be periodically disbursed into the Account or to or for the benefit or account of the Borrower for Tenant Improvements up to ninety percent (90%) of the maximum amount allocated for such Item less prior disbursements. The remaining ten percent (10%) ("Retention") shall be disbursed into the Account or to or for the benefit or account of the Borrower upon completion of the Tenant Improvements in accordance with the Plans and Specifications.

     The disbursements outlined above are specifically conditioned upon receipt and approval by Lender of a construction contract and plans and specifications concerning the construction of the Improvements.

5.   Periodic Disbursement of Landscaping and Irrigation Costs. The portion of
     ---------------------------------------------------------
     the Disbursement Budget initially totalling $720,000.00 shall be periodically disbursed into the Account or to or for the benefit or account of the Borrower for Landscaping and Irrigation costs.

     The disbursements outlined above are specifically conditioned upon receipt and approval by Lender of a construction contract and plans and specifications concerning the construction of the Improvements.

                                                                       EXHIBIT D
--------------------------------------------------------------------------------

6.   Periodic Disbursement of Architect and Engineering. The portion of the
     --------------------------------------------------
     Disbursement Budget initially totalling $1,887,783.00, shall be periodically disbursed into the Account or to or for the benefit or account of the Borrower for the payment of Architect and Engineering Fees.

7.   Periodic Disbursement of Government Fees. The portion of the Disbursement
     ----------------------------------------
     Budget initially totalling $40,000.00, shall be periodically disbursed into the Account or to or for the benefit or account of the Borrower for the payment of Government Fees.

8.   Periodic Disbursement of Other Construction Hard Costs. The portion of the
     ------------------------------------------------------
     Disbursement Budget initially totalling $38,739.00, shall be periodically disbursed into the Account or to or for the benefit or account of Borrower for Other Hard Cost Items up to the maximum amount allocated for any requested Item less prior disbursements.

9.   Periodic Disbursement of Communications Costs. The portion of the
     ---------------------------------------------
     Disbursement Budget initially totalling $1,300,000.00, shall be periodically disbursed into the Account or to or for the benefit or account of Borrower for Communications Cost Items up to the maximum amount allocated for any requested Item less prior disbursements.

10.  Periodic Disbursement of Security Costs. The portion of the Disbursement
     ---------------------------------------
     Budget initially totalling $200,000.00, shall be periodically disbursed into the Account or to or for the benefit or account of Borrower for Security Cost Items up to the maximum amount allocated for any requested Item less prior disbursements.

11.  Periodic Disbursement of Construction Loan Fee. The portion of the
     ----------------------------------------------
     Disbursement Budget initially totalling $116,850.00, shall be disbursed directly to Lender for Borrowers credit on the Effective Date.

12.  Periodic Disbursement of Underwriting and Documentation Preparation Fee.
     -----------------------------------------------------------------------
     The portion of the Disbursement Budget initially totalling $60,760.00, shall be disbursed directly to Lender for Borrowers credit on the Effective Date.

13.  Periodic Disbursement of Title, Recording, Escrow Expense and Flood
     -------------------------------------------------------------------
     Certification Fee. The portion of the Disbursement Budget initially
     -----------------
     totalling $193,000.00, shall be periodically disbursed into the Account or to or for the benefit or account of the Borrower for the payment of Title, Recording, Escrow Expenses and Flood Certification Fee.

14.  Periodic Disbursement of Legal and Accounting Fees. The portion of the
     --------------------------------------------------
     Disbursement Budget initially totalling $125,000.00, shall be periodically disbursed into the Account or to or for the benefit or account of the Borrower for the payment of Legal and Accounting Fees.

15.  Periodic Disbursement of Testing and Inspection Fees. The portion of the
     ----------------------------------------------------
     Disbursement Budget initially totalling $124,500.00, shall be periodically disbursed into the Account or to or for the benefit or account of the Borrower for the payment of Testing and Inspection Fees.

16.  Periodic Disbursement of Legal, Appraisal, Costing, Inspection and Flood
     ------------------------------------------------------------------------
     Certification Fees. The portion of the Disbursement Budget initially
     ------------------
     totalling $10,165.00 shall be periodically disbursed directly to Lender for the payment of Legal, Appraisal, Costing, inspection and Flood Certification Fees incurred in connection with the Loan. Lender is hereby authorized to charge the Loan and Borrower's Funds Account directly for such fees as they become due. Lender shall provide Borrower with statements for all fees incurred. Depletion of funds in this category shall not release Borrower from any of Borrowers obligations under the Loan Documents, including but not limited to paying fees incurred in connection with the Loan pursuant to that certain Section of this Agreement entitled Expenses and depositing Borrower's Funds with Lender pursuant to
     --------
     Section 3.1 (b) of this Agreement.

17.  Periodic Disbursement of Consultants Fees. The portion of the Disbursement
     -----------------------------------------
     Budget initially totalling $60,000.00, shall be periodically disbursed into the Account or to or for the benefit or account of the Borrower for the Consultants Fees up to the maximum amount allocated for any requested Item less prior disbursements.

18.  Disbursement of Construction Holdbacks. The portion of the Disbursement
     --------------------------------------
     Budget initially totalling $1,770,000.00, shall be disbursed into the Account or to or for the benefit or account of the Borrower for the Construction Holdbacks upon the satisfaction of the requirements set out in Section entitled First Option to Extend.
                      ----------------------

                                                                       EXHIBIT E
--------------------------------------------------------------------------------

                           AFFIDAVIT OF COMMENCEMENT

Exhibit E to CONSTRUCTION LOAN AGREEMENT between ACF Investment Corp., a
---------
Delaware corporation, as "Borrower", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender", dated as of June 29, 200l.

BEFORE ME, the undersigned authority, on this day personally appeared __________ ______________________________________ , the ___________________________________
______________ of _________________________________________ , a ________________
_________________________________________________ ("Owner") and ________________
_______________________________________ , the __________________________________
________________ of ______________________________________ ("Contractor"), known to me to be the persons (collectively, "Affiants") whose names are subscribed below, and who, being by me first duly sworn, did each on his or her oath state as follows:

1.   Owner. The name and address of Owner are:
     -----
            ________________________________________________
            ________________________________________________
            ________________________________________________
            ________________________________________________

2.   Contractor. The name and address of Contractor are:
     ----------
            ________________________________________________
            ________________________________________________
            ________________________________________________
            ________________________________________________

3.   Original Contractors. The name and address of each original contractor
     --------------------
     (other than Contractor) with Owner, presently known, after diligent inquiry, to the Affrants, Owner or Contractor, that is furnishing, or will furnish, labor, service, or materials (including specifically fabricated materials), for the construction of the Improvements, and the nature of such labor, service or materials (including specifically fabricated materials), are as stated on Exhibit B attached hereto and incorporated
                                  ---------
     herein by reference for all purposes.

4.   Property. the owner of the real property (the "Land") situated in Tarrant
     --------
     County, Texas, more particularly described as follows:

     See Exhibit A attached hereto and incorporated herein by reference for all
         ---------
     purposes.

5.   Commencement Date. Work, as contemplated by Texas Property Code
     -----------------
     (S)53.124(c)(4), on the Improvements actually commenced on ___________, ________ at approximately _____________ o'clock __.m.

6.   Improvements. The improvements ("Improvements"), which are being, or will
     ------------
     be, constructed on the Land are generally described as ___________________, constructed on the lot(s) or parcel(s) constituting all or a portion of the Land.

7.   Affidavit. This Affidavit of Commencement has been jointly made by Owner
     ---------
     and Contractor by and through an authorized representative of each, the same being the Affiants, and may be recorded by any person with the County Clerk of the county in which the Land is located, whereupon it shall be deemed to have been jointly filed by Owner and Contractor.

     DATED __________________,__________.

                                        AFFIANTS:

                                        ---------------------------------------
                                        Print Name:
                                                   ----------------------------
                                        who is an authorized representative of
                                        Owner


                                        ---------------------------------------
                                        Print Name:
                                                   ----------------------------
                                        who is an authorized representative of
                                        Contractor

                                                                       EXHIBIT E
--------------------------------------------------------------------------------

STATE OF TEXAS
                                         SS.
COUNTY OF ____________________

SUBSCRIBED AND SWORN BEFORE ME by ______________________________________________
______________ on this the __ day of ___________, ____.

SEAL                                              ______________________________
My Commission Expires:                            Notary Public - State of Texas

______________________                            ______________________________
                                                  Printed Name of Notary Public



STATE OF TEXAS
                                         SS.
COUNTY OF ____________________

SUBSCRIBED AND SWORN BEFORE ME by ______________________________________________
______________ on this the __ day of ___________, ____.

SEAL                                              ______________________________
My Commission Expires:                            Notary Public - State of Texas

______________________                            ______________________________
                                                  Printed Name of Notary Public

                                                                       EXHIBIT F
--------------------------------------------------------------------------------


                            AFFIDAVIT OF COMPLETION

Exhibit F to CONSTRUCTION LOAN AGREEMENT between ACF Investment Corp., a
---------
Delaware corporation, as "Borrower", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender", dated as of June 29, 200l.

BEFORE ME, the undersigned authority, on this day personally appeared __________ ___________________________ ("Affiant"), the ___________________________________
____________ of ____________________________________________ ("Owner"), known to me to be the person whose name is subscribed below, and who, being by me first duly sworn, did on his oath state as follows:

1.   Owner. The name and address of Owner are:
     -----
            ______________________________________________________
            ______________________________________________________
            ______________________________________________________
            ______________________________________________________

2.   The Contractor. name and address of the original contractor ("Contractor")
     -------------
     are:
            ______________________________________________________
            ______________________________________________________
            ______________________________________________________
            ______________________________________________________

3.   Improvements. Certain improvements ("Improvements") were furnished under an
     ------------
     original contract ("Contract") between Owner and Contractor, which Improvements are generally described on Exhibit B attached hereto and
                                             ---------
     incorporated herein by reference for all purposes.

4.   Real Property. Owner is the owner of the real property ("Real Property")
     -------------
     situated in Tarrant County, Texas, on which the Improvements were constructed and are located, which Real Property is more particularly described as follows:

     See Exhibit A attached hereto and incorporated herein by reference for all
         ---------
     purposes.

5.   Completion. The Improvements under the Contract between Owner and
     ----------
     Contractor have been completed within the meaning of Texas Property Code
     (S)53.106(e), and the date of such completion was _______________, ______
     ("Date of Completion").

6.   Affidavit. This Affidavit of Completion has been jointly made by Owner and
     ---------
     Contractor by and through an authorized representative of each, the same being the Affiants, and may be recorded by any person with the County Clerk of the county in which the Land is located, whereupon it shall be deemed to have been jointly filed by Owner and Contractor.


            NOTICE: A CLAIMANT MAY NOT HAVE A LIEN ON RETAINED FUNDS UNLESS THE CLAIMANT FILES THE AFFIDAVIT CLAIMING A LIEN NOT LATER THAN THE 30TH DAY AFTER THE DATE OF COMPLETION.

DATED ___________,_________.

                              AFFIANTS:


                              -------------------------------------------------
                              Print Name:
                                         --------------------------------------
                              who is an authorized representative of Owner


                              -------------------------------------------------
                              Print Name:
                                         --------------------------------------
                              who is an authorized representative of Contractor

                                                                       EXHIBIT F
--------------------------------------------------------------------------------

STATE OF TEXAS
                                      SS.
COUNTY OF _____________________


SUBSCRIBED AND SWORN BEFORE ME by ______________________________________________
_______________ on this the ____ day of _________________,_________.

SEAL                                              ______________________________
My Commission Expires:                            Notary Public - State of Texas

_______________________                           ______________________________
                                                  Printed Name of Notary Public

STATE OF TEXAS
                                      SS.
COUNTY OF _____________________

SUBSCRIBED AND SWORN BEFORE ME by ______________________________________________
________________ on this the ______ day of ______________,________.

SEAL                                              ______________________________
My Commission Expires:                            Notary Public - State of Texas

_______________________                           ______________________________
                                                  Printed Name of Notary Public

                                              TABLE OF CONTENTS
                                              -----------------
ARTICLE 1.       DEFINITIONS .................................................................   1
        1.1      Defined Terms ...............................................................   1
        1.2      Exhibits Incorporated .......................................................   3

ARTICLE 2        LOAN ........................................................................   3
        2.1      Loan ........................................................................   3
        2.2      Loan Fee ....................................................................   3
        2.3      Underwriting And Documentation Fee ..........................................   3
        2.4      Loan Documents ..............................................................   3
        2.5      Effective Date ..............................................................   3
        2.6      Maturity Date ...............................................................   3
        2.7      Credit for Principal Payments ...............................................   3
        2.8      Appraisal Requirement .......................................................   4
        2.9      Appraisal Requirement .......................................................   4
        2.10     Full Repayment and Release of Lien ..........................................   4
        2.11     First Option To Extend ......................................................   4

ARTICLE 3.       DISBURSEMENT ................................................................   5
        3.1      Conditions Precedent ........................................................   5
        3.2      Account, Pledge and Assignment, and Disbursement Authorization ..............   5
        3.3      Borrower's Funds Account, Pledge and Assignment .............................   6
        3.4      Loan Disbursements ..........................................................   6

ARTICLE 4.       CONSTRUCTION                                                                    6
        4.1      Commencement Of Construction ................................................   6
        4.2      Completion of Construction ..................................................   6
        4.3      Force Majeure ...............................................................   6
        4.4      Construction Agreement ......................................................   6
        4.5      Architect's Agreement .......................................................   6
        4.6      Plans and Specifications ....................................................   6
                 (a)   Changes; Lender Consent ...............................................   6
                 (b)   Changes; Submission Requirements ......................................   7
                 (c)   Consent Process .......................................................   7
                 (d)   Final Plans and Specifications ........................................   7
        4.7      Contractor/Construction Information .........................................   7
        4.8      Prohibited Contracts ........................................................   7
        4.9      Liens and Notices ...........................................................   7
        4.10     Construction Responsibilities ...............................................   7
        4.11     Assessments and Community Facilities Districts ..............................   8
        4.12     Delay .......................................................................   8
        4.13     Inspections .................................................................   8
        4.14     Surveys .....................................................................   8
        4.15     Bonds .......................................................................   8

ARTICLE 5.       INSURANCE ...................................................................   8
        5.1      Title Insurance .............................................................   8
        5.2      Property Insurance ..........................................................   8
        5.3      Flood Hazard Insurance ......................................................   9
        5.4      Liability Insurance .........................................................   9
        5.5      General .....................................................................   9

ARTICLE 6.       REPRESENTATIONS AND WARRANTIES ..............................................   9
        6.1      Authority/Enforceability ....................................................   9
        6.2      Binding Obligations .........................................................   9
        6.3      Formation and Organizational Documents ......................................   9
        6.4      No Violation ................................................................   9
        6.5      Compliance with Laws ........................................................   9
        6.6      Litigation ..................................................................   9
        6.7      Financial Condition .........................................................   9
        6.8      No Material Adverse Change ..................................................   9
        6.9      Loan Proceeds and Adequacy ..................................................   10
        6.10     Accuracy ....................................................................   10
        6.11     Tax Liability ...............................................................   10
        6.12     Utilities ...................................................................   10
        6.13     Compliance ..................................................................   10
        6.14     Americans with Disabilities Act Compliance ..................................   10
        6.15     Business Loan ...............................................................   10

---------------------------------------------------------------------------------------------------


ARTICLE 7.        HAZARDOUS MATERIALS ........................................................   10
        7.1       Special Representations and Warranties .....................................   10
                  (a)   Hazardous Materials ..................................................   10
                  (b)   Hazardous Materials Laws .............................................   10
                  (c)   Hazardous Materials Claims ...........................................   10
        7.2       Hazardous Materials Covenants ..............................................   11
                  (a)   No Hazardous Activities ..............................................   11
                  (b)   Compliance ...........................................................   11
                  (c)   Notices ..............................................................   11
                  (d)   Remedial Action ......................................................   11
        7.3       Inspection by Lender .......................................................   11
        7.4       Hazardous Materials Indemnity ..............................................   11
        7.5       Legal Effect of Section ....................................................   11

ARTICLE 8.        COVENANTS OF BORROWER ......................................................   11
        8.1       Expenses ...................................................................   11
        8.2       ERISA Compliance ...........................................................   12
        8.3       Leasing ....................................................................   12
        8.4       Approval of Leases .........................................................   12
        8.5       Subdivision Maps ...........................................................   12
        8.6       Permanent Financing ........................................................   12
        8.7       Further Assurances .........................................................   12
        8.8       Assignment .................................................................   12
        8.9       Management of Property .....................................................   12

ARTICLE 9.        REPORTING COVENANTS ........................................................   13
        9.1       Financial Information ......................................................   13
        9.2       Financial Covenants For Americredit Corp ...................................   13
        9.3       Books and Records ..........................................................   14
        9.4       Reports ....................................................................   14
        9.5       Leasing Reports ............................................................   14
        9.6       Operating Statements for Property and Improvements .........................   14

ARTICLE 10.       DEFAULTS AND REMEDIES ......................................................   14
        10.1      Default ....................................................................   14
                  (a)   Monetary .............................................................   14
                  (b)   Performance of Obligations ...........................................   14
                  (c)   Construction; Use ....................................................   14
                  (d)   Liens, Attachment: Condemnation ......................................   14
                  (e)   Representations and Warranties .......................................   14
                  (r)   Voluntary Bankruptcy; Insolvency; Dissolution ........................   15
                  (g)   Involuntary Bankruptcy ...............................................   15
                  (h)   Partners; Guarantors .................................................   15
                  (i)   Death or Incapacity of Borrower ......................................   15
                  (j)   Change in Management or Control ......................................   15
                  (k)   Loss of Priority .....................................................   15
                  (1)   Hazardous Materials ..................................................   15
                  (m)   Unsecured Indemnity Agreement ........................................   15
        10.2      Acceleration Upon Default; Remedies ........................................   15
        10.3      Disbursements to Third Parties .............................................   15
        10.4      Lenders Completion of Construction .........................................   15
        10.5      Lender's Cessation of Construction .........................................   16
        10.6      Repayment of Funds Advanced ................................................   16
        10.7      Rights Cumulative, No Waiver ...............................................   16

ARTICLE 11.       MISCELLANEOUS PROVISIONS ...................................................   16
        11.1      Indemnity ..................................................................   16
        11.2      Form of Documents ..........................................................   16
        11.3      No Third Parties Benefited .................................................   16
        11.4      Notices ....................................................................   16
        11.5      Attorney-in-Fact ...........................................................   16
        11.6      Actions ....................................................................   17
        11.7      Right of Contest ...........................................................   17
        11.8      Relationship of Parties ....................................................   17
        11.9      Delay Outside Lender's Control .............................................   17
        11.10     Attorneys' Fees and Expenses; Enforcement ..................................   17
        11.11     Immediately Available Funds ................................................   17
        11.12     Lender's Consent ...........................................................   17
        11.13     Loan Sales and Participations; Disclosure of Information ...................   17
        11.14     Signs ......................................................................   18
        11.15     Lender's Agents ............................................................   18

---------------------------------------------------------------------------------------------------


          11.16  Tax Service .................................................................  18
          11.17  Arbitration .................................................................  18
                 (a)   Arbitration ...........................................................  18
                 (b)   Governing Rules .......................................................  18
                 (c)   No Waiver: Provisional Remedies, Self-Help and Foreclosure ............  18
                 (d)   Arbitrator Qualifications and Powers; Awards ..........................  18
                 (e)   Judicial Review .......................................................  19
                 (f)   Miscellaneous .........................................................  19
          11.18  Waiver of Right to Trial by Jury ............................................  19
          11.19  Severability ................................................................  19
          11.20  Heirs, Successors and Assigns ...............................................  19
          11.21  Time ........................................................................  19
          11.22  Headings ....................................................................  19
          11.23  Governing Law ...............................................................  19
          11.24  Interest Provisions .........................................................  20
                 (a)   Savings Clause ........................................................  20
                 (b)   Definitions ...........................................................  20
                 (c)   Ceiling Elections .....................................................  20
          11.25  Joint and Several Liability .................................................  21
          11.26  Counterparts ................................................................  21
          11.27  Waiver of Consumer Rights ...................................................  21
          11.28  Integration; Interpretation .................................................  21

   EXHIBIT A     Property Description ........................................................  23

   EXHIBIT B     Documents ...................................................................  25

   EXHIBIT C     Financial Requirement Analysis ..............................................  27

   EXHIBIT D     Disbursement Plan ...........................................................  29

   EXHIBIT E     Affidavit of Commencement ...................................................  32

   EXHIBIT F     Affidavit of Completion .....................................................  34

--------------------------------------------------------------------------------------------------